                                                                    EXHIBIT 4.1

===============================================================================






                                    INDENTURE

                           DATED AS OF AUGUST 14, 2000

                                     BETWEEN

                  RAILAMERICA TRANSPORTATION CORP., AS ISSUER,

                                       AND

                           THE GUARANTORS NAMED HEREIN

                                       AND

                  WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE

                               -------------------

                                  $130,000,000

              12-7/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A

              12-7/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES B

===============================================================================

                              CROSS-REFERENCE TABLE

Trust Indenture                                                                  Indenture
   Act Section                                                                     Section
---------------                                                                  ----------
ss. 310(a)(1)..............................................................       7.10
      (a)(2)...............................................................       7.10
      (a)(3)...............................................................       N.A.
      (a)(4)...............................................................       N.A.
      (a)(5)...............................................................       7.08, 7.10.
      (b)..................................................................       7.08; 7.10; 13.02
      (c)..................................................................       N.A.
ss. 311(a).................................................................       7.11
      (b)..................................................................       7.11
      (c)..................................................................       N.A.
ss.312(a)..................................................................       2.05
      (b)..................................................................       13.03
      (c)..................................................................       13.03
ss.313(a)..................................................................       7.06
      (b)(1)...............................................................       7.06
      (b)(2)...............................................................       7.06
      (c)..................................................................       7.06; 13.02
      (d)..................................................................       7.06
ss.314(a)..................................................................       4.11; 4.12; 13.02
      (b)..................................................................       N.A.
      (c)(1)...............................................................       13.04
      (c)(2)...............................................................       13.04
      (c)(3)...............................................................       N.A.
      (d)..................................................................       N.A.
      (e)..................................................................       13.05
      (f)..................................................................       N.A.
ss.315(a)..................................................................       7.01(b)
      (b)..................................................................       7.05; 13.02
      (c)..................................................................       7.01(a)
      (d)..................................................................       7.01(c)
      (e)..................................................................       6.11
ss.316(a)(last sentence)...................................................       2.09
      (a)(1)(A)............................................................       6.05
      (a)(1)(B)............................................................       6.04
      (a)(2)...............................................................       N.A.
      (b)..................................................................       6.07
      (c)..................................................................       10.04
ss.317(a)(1)...............................................................       6.08
      (a)(2)...............................................................       6.09
      (b)..................................................................       2.04
ss.318(a)..................................................................       13.01

----------------
N.A. means Not Applicable.
NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                            Page
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
                                                ARTICLE ONE

                                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.       DEFINITIONS...............................................................................1
SECTION 1.02.       INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT........................................19
SECTION 1.03.       RULES OF CONSTRUCTION....................................................................19

                                                ARTICLE TWO

                                               THE SECURITIES

SECTION 2.01.       FORM AND DATING..........................................................................20
SECTION 2.02.       EXECUTION AND AUTHENTICATION.............................................................22
SECTION 2.03.       REGISTRAR AND PAYING AGENT...............................................................24
SECTION 2.04.       PAYING AGENT TO HOLD ASSETS IN TRUST.....................................................25
SECTION 2.05.       SECURITYHOLDER LISTS.....................................................................25
SECTION 2.06.       TRANSFER AND EXCHANGE....................................................................25
SECTION 2.07.       REPLACEMENT SECURITIES...................................................................30
SECTION 2.08.       OUTSTANDING SECURITIES...................................................................31
SECTION 2.09.       TREASURY SECURITIES......................................................................31
SECTION 2.10.       TEMPORARY SECURITIES.....................................................................31
SECTION 2.11.       CANCELLATION.............................................................................31
SECTION 2.12.       DEFAULTED INTEREST.......................................................................32
SECTION 2.13.       CUSIP NUMBER.............................................................................32
SECTION 2.14.       DEPOSIT OF MONEYS........................................................................32


                                               ARTICLE THREE

                                                 REDEMPTION

SECTION 3.01.       NOTICES TO TRUSTEE.......................................................................32
SECTION 3.02.       SELECTION OF SECURITIES TO BE REDEEMED...................................................32
SECTION 3.03.       NOTICE OF REDEMPTION.....................................................................33
SECTION 3.04.       EFFECT OF NOTICE OF REDEMPTION...........................................................34
SECTION 3.05.       DEPOSIT OF REDEMPTION PRICE..............................................................34
SECTION 3.06.       SECURITIES REDEEMED IN PART..............................................................34
SECTION 3.07.       MANDATORY REDEMPTION.....................................................................34




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

                                                                                                            Page
                                                                                                            ----
SECTION 3.08.       OFFER TO PURCHASE BY APPLICATION OF ASSET SALE OFFER AMOUNT..............................34


                                               ARTICLE FOUR

                                                COVENANTS

SECTION 4.01.       PAYMENT OF SECURITIES....................................................................36
SECTION 4.02.       MAINTENANCE OF OFFICE OR AGENCY..........................................................36
SECTION 4.03.       TRANSACTIONS WITH AFFILIATES.............................................................37
SECTION 4.04.       LIMITATION ON INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.................38
SECTION 4.05.       LIMITATION ON CERTAIN ASSET SALES........................................................41
SECTION 4.06.       LIMITATION ON RESTRICTED PAYMENTS........................................................43
SECTION 4.07.       CORPORATE EXISTENCE......................................................................45
SECTION 4.08.       PAYMENT OF TAXES AND OTHER CLAIMS........................................................46
SECTION 4.09.       NOTICE OF DEFAULTS.......................................................................46
SECTION 4.10.       MAINTENANCE OF PROPERTIES AND INSURANCE..................................................46
SECTION 4.11.       COMPLIANCE CERTIFICATE...................................................................47
SECTION 4.12.       PROVISION OF FINANCIAL INFORMATION.......................................................47
SECTION 4.13.       WAIVER OF STAY, EXTENSION OR USURY LAWS..................................................47
SECTION 4.14.       CHANGE OF CONTROL........................................................................48
SECTION 4.15.       LIMITATION ON SENIOR SUBORDINATED INDEBTEDNESS...........................................50
SECTION 4.16.       LIMITATIONS ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.50
SECTION 4.17.       DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES..................................51
SECTION 4.18.       LIMITATION ON LIENS......................................................................51
SECTION 4.19.       ADDITIONAL SECURITY GUARANTEES...........................................................52
SECTION 4.20.       BUSINESS ACTIVITIES......................................................................52
SECTION 4.21.       PAYMENTS FOR CONSENT.....................................................................52


                                                ARTICLE FIVE

                                        MERGERS; SUCCESSOR CORPORATION

SECTION 5.01.       MERGERS, CONSOLIDATION AND SALE OF ASSETS................................................53
SECTION 5.02.       SUCCESSOR CORPORATION SUBSTITUTED........................................................54

                                                ARTICLE SIX

                                      EVENTS OF DEFAULT AND REMEDIES

SECTION 6.01.       EVENTS OF DEFAULT........................................................................54
SECTION 6.02.       ACCELERATION.............................................................................56
SECTION 6.03.       OTHER REMEDIES...........................................................................57


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

                                                                                                            Page
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
SECTION 6.04.       WAIVER OF PAST DEFAULT...................................................................57
SECTION 6.05.       CONTROL BY MAJORITY......................................................................57
SECTION 6.06.       LIMITATION ON SUITS......................................................................58
SECTION 6.07.       RIGHTS OF HOLDERS TO RECEIVE PAYMENT.....................................................58
SECTION 6.08.       COLLECTION SUIT BY TRUSTEE...............................................................58
SECTION 6.09.       TRUSTEE MAY FILE PROOFS OF CLAIM.........................................................59
SECTION 6.10.       PRIORITIES...............................................................................59
SECTION 6.11.       UNDERTAKING FOR COSTS....................................................................59


                                               ARTICLE SEVEN

                                                 TRUSTEE

SECTION 7.01.       DUTIES OF TRUSTEE........................................................................60
SECTION 7.02.       RIGHTS OF TRUSTEE........................................................................61
SECTION 7.03.       INDIVIDUAL RIGHTS OF TRUSTEE.............................................................62
SECTION 7.04.       TRUSTEE'S DISCLAIMER.....................................................................62
SECTION 7.05.       NOTICE OF DEFAULTS.......................................................................62
SECTION 7.06.       REPORTS BY TRUSTEE TO HOLDERS............................................................62
SECTION 7.07.       COMPENSATION AND INDEMNITY...............................................................63
SECTION 7.08.       REPLACEMENT OF TRUSTEE...................................................................64
SECTION 7.09.       SUCCESSOR TRUSTEE BY MERGER, ETC.........................................................64
SECTION 7.10.       ELIGIBILITY; DISQUALIFICATION............................................................65
SECTION 7.11.       PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY........................................65


                                               ARTICLE EIGHT

                                       SUBORDINATION OF SECURITIES

SECTION 8.01.       SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS...........................................65
SECTION 8.02.       NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES........................................65
SECTION 8.03.       PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC...........................................66
SECTION 8.04.       SUBROGATION..............................................................................67
SECTION 8.05.       OBLIGATIONS OF COMPANY UNCONDITIONAL.....................................................67
SECTION 8.06.       NOTICE TO TRUSTEE........................................................................68
SECTION 8.07.       RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT...........................68
SECTION 8.08.       TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS................................................69
SECTION 8.09.       SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS
                      OF SENIOR INDEBTEDNESS.................................................................69

SECTION 8.10.       SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES..............69
SECTION 8.11.       THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT............................................69
SECTION 8.12.       TRUSTEE'S COMPENSATION NOT PREJUDICED....................................................70
SECTION 8.13.       NO WAIVER OF SUBORDINATION PROVISIONS....................................................70



                                                                                                            Page
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
SECTION 8.14.       SUBORDINATION PROVISIONS NOT APPLICABLE TO COLLATERAL HELD IN TRUST FOR
                      SECURITYHOLDERS; PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.............................70

SECTION 8.15.       ACCELERATION OF SECURITIES...............................................................70

                                               ARTICLE NINE

                                   DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 9.01.       DISCHARGE OF INDENTURE...................................................................71
SECTION 9.02.       LEGAL DEFEASANCE.........................................................................71
SECTION 9.03.       COVENANT DEFEASANCE......................................................................71
SECTION 9.04.       CONDITIONS TO LEGAL DEFEASANCE OR COVENANT DEFEASANCE....................................72
SECTION 9.05.       DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER
                      MISCELLANEOUS PROVISIONS...............................................................73

SECTION 9.06.       REINSTATEMENT............................................................................74
SECTION 9.07.       MONEYS HELD BY PAYING AGENT..............................................................74
SECTION 9.08.       MONEYS HELD BY TRUSTEE...................................................................74

                                               ARTICLE TEN

                                 AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01.      WITHOUT CONSENT OF HOLDERS...............................................................75
SECTION 10.02.      WITH CONSENT OF HOLDERS..................................................................75
SECTION 10.03.      COMPLIANCE WITH TRUST INDENTURE ACT......................................................77
SECTION 10.04.      REVOCATION AND EFFECT OF CONSENTS........................................................77
SECTION 10.05.      NOTATION ON OR EXCHANGE OF SECURITIES....................................................77
SECTION 10.06.      TRUSTEE TO SIGN AMENDMENTS, ETC..........................................................78


                                                 ARTICLE ELEVEN

                                                   GUARANTEE

SECTION 11.01.      UNCONDITIONAL GUARANTEE..................................................................78
SECTION 11.02.      SEVERABILITY.............................................................................79
SECTION 11.03.      LIMITATION OF GUARANTOR'S LIABILITY......................................................79
SECTION 11.04.      SUBORDINATION OF SUBROGATION AND OTHER RIGHTS............................................79
SECTION 11.05.      DELIVERY OF GUARANTEE....................................................................79



                                                                                                            Page
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
                                               ARTICLE TWELVE

                                        SUBORDINATION OF GUARANTEE

SECTION 12.01.      GUARANTEE OBLIGATIONS SUBORDINATED TO GUARANTOR SENIOR INDEBTEDNESS......................79
SECTION 12.02.      NO PAYMENT ON GUARANTEE IN CERTAIN CIRCUMSTANCES.........................................80
SECTION 12.03.      PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC...........................................80
SECTION 12.04.      SUBROGATION..............................................................................81
SECTION 12.05.      OBLIGATIONS OF GUARANTOR UNCONDITIONAL...................................................82
SECTION 12.06.      NOTICE TO TRUSTEE........................................................................82
SECTION 12.07.      RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT...........................83
SECTION 12.08.      TRUSTEE'S RELATION TO GUARANTOR SENIOR INDEBTEDNESS......................................83
SECTION 12.09.      SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE GUARANTOR OR HOLDERS OF
                      GUARANTOR SENIOR INDEBTEDNESS..........................................................83
SECTION 12.10.      SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF GUARANTEE...............84
SECTION 12.11.      THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT............................................84
SECTION 12.12.      TRUSTEE'S COMPENSATION NOT PREJUDICED....................................................84
SECTION 12.13.      NO WAIVER OF GUARANTEE SUBORDINATION PROVISIONS..........................................84
SECTION 12.14.      SUBORDINATION PROVISIONS NOT APPLICABLE TO COLLATERAL HELD IN TRUST FOR SECURITYHOLDERS;
                      PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION..............................................84

                                              ARTICLE THIRTEEN

                                               MISCELLANEOUS

SECTION 13.01.      TRUST INDENTURE ACT CONTROLS.............................................................85
SECTION 13.02.      NOTICES..................................................................................85
SECTION 13.03.      COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.............................................86
SECTION 13.04.      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.......................................86
SECTION 13.05.      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION............................................87
SECTION 13.06.      RULES BY TRUSTEE, PAYING AGENT, REGISTRAR................................................87
SECTION 13.07.      GOVERNING LAW............................................................................87
SECTION 13.08.      NO RECOURSE AGAINST OTHERS...............................................................87
SECTION 13.09.      SUCCESSORS...............................................................................88
SECTION 13.10.      COUNTERPART ORIGINALS....................................................................88
SECTION 13.11.      SEVERABILITY.............................................................................88
SECTION 13.12.      NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS............................................88
SECTION 13.13.      LEGAL HOLIDAYS...........................................................................88



                                                                                                            Page
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
SIGNATURES..................................................................................................S-1

EXHIBIT A         Form of Series A Security.................................................................A-1
EXHIBIT B         Form of Series B Security.................................................................B-1
EXHIBIT C         Form of Legend for Global Securities......................................................C-1
EXHIBIT D         Form of Transfer Certificate..............................................................D-1
EXHIBIT E         Form of certification to be given by the holders of beneficial interest in a temporary
                   Regulation S global security to Euroclear or Clearstream.................................E-1

EXHIBIT F         Form of certification to be given by Euroclear operator or Clearstream Banking,
                    Societe Anonyme, Luxembourg.............................................................F-1

EXHIBIT G         Form of certification to be given by transferee of beneficial interest in a temporary
                    Regulation S global security............................................................G-1

EXHIBIT H         Form of certification for transfer or exchange of restricted global security to permanent Regulation S global security..................................................H-1

EXHIBIT I         Form of certification for transfer or exchange of temporary Regulation S global security or permanent Regulation S global security to restricted global security........I-1

EXHIBIT J-1       Form of certification for transfer or exchange of non-global restricted security to restricted global security.............................................................J-1-1

EXHIBIT J-2       Form of certification for transfer or exchange of non-global restricted security to permanent Regulation S global security or temporary Regulation S global security.......J-2-1

EXHIBIT K-1       Form of certification for transfer or exchange of non-global permanent Regulation S security to restricted global security.................................................K-1-2

EXHIBIT K-2       Form of certification for transfer or exchange of non-global permanent Regulation S security to permanent Regulation S global security.....................................K-2-1

-----------------

NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE dated as of August 14, 2000, between RailAmerica Transportation Corp., a Delaware corporation (the "COMPANY"), a subsidiary of RailAmerica, Inc. ("RAILAMERICA"), the Guarantors set forth on the signature page hereof, (the "GUARANTORS") and Wells Fargo Bank Minnesota, N.A., a National Banking Association, as trustee (the "TRUSTEE").

                  Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the
Securities:

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. DEFINITIONS.

                  "ACQUIRED INDEBTEDNESS" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time that other Person is merged with or into or becomes a Subsidiary of that specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, that other Person merging with or into or becoming a Subsidiary of that specified Person; and (ii) Indebtedness secured by a Lien encumbering an asset acquired by that specified Person at the time that asset is acquired by that specified Person.

                  "AFFILIATE" of any specified Person means any other Person which, directly or indirectly, controls or is controlled by or is under direct or indirect common control with, that specified Person. For purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of that Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AFFILIATE TRANSACTION" see Section 4.03.

                  "AGENT" means any Registrar, Paying Agent or co-Registrar.

                  "AGENT MEMBER" means any member of, or participant in, the Depositary.

                  "ALTERNATE OFFER" see Section 4.14.

                  "APPLICABLE PROCEDURES" see Section 2.06(g).

                  "ASSET SALE" means: (i) the sale, lease (other than operating leases entered into in the ordinary course of business), conveyance, disposition or other transfer (a "DISPOSITION") of any properties, assets or rights (including, without limitation, by way of a sale and leaseback); PROVIDED that the sale, lease, conveyance or other Disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole will be governed by the provisions of this Indenture described under Section 4.14 and/or the provisions described under Section 5.01 and not by the provisions of Section 4.05; and (ii) the issuance, sale or transfer by the Company or any of its Restricted Subsidiaries of Equity Interests of any of the Company's Restricted Subsidiaries, in the case of either clause (i) or (ii), whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $2.5 million; or (b) for Net Proceeds in excess of $2.5 million.

Notwithstanding the foregoing, the following items shall not be deemed to be Asset Sales: (i) a Disposition of assets by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or to another Restricted Subsidiary; (ii) a Disposition of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary; (iii) the sale or other Disposition of cash or Cash Equivalents; (iv) foreclosures on assets; (v) any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; (vi) for purposes of the provisions of this Indenture described under Section 4.05 only, a Permitted Investment or a Restricted Payment that is permitted under Section 4.06; (vii) any exchange of like property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, for use in a Permitted Business; (viii) sales of damaged, worn-out or obsolete equipment or assets that, in the Company's reasonable judgment, are no longer either used or useful in the business of the Company or its Restricted Subsidiaries; and (ix) Permitted Contributions.

                  "ASSET SALE OFFER" see Section 4.05.

                  "ASSET SALE OFFER AMOUNT" see Section 4.05.

                  "BANKRUPTCY LAW" see Section 6.01.

                  "BOARD OF DIRECTORS" means the Company's board of directors or any authorized committee of such board of directors.

                  "BOOK-ENTRY SECURITY" means a Security represented by a Global Security and registered in the name of the nominee of the Depository.

                  "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which the Depository and banks in New York, and banks in the city in which the Corporate Trust Office of the Trustee is located, are open for business.

                  "CAPITAL EXPENDITURE INDEBTEDNESS" means Indebtedness incurred by any Person to finance the purchase or construction of any property or assets acquired or constructed by that Person which have a useful life of more than one year so long as (i) the purchase or construction price for that property or assets is included in "addition to property, plant or equipment" in accordance with GAAP; (ii) the acquisition or construction of that property or assets is not part of any acquisition of a Person or line of business; and (iii) that Indebtedness is incurred within 90 days of the acquisition or completion of construction of that property or assets.

                  "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "CAPITAL STOCK" means: (i) in the case of a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "CASH EQUIVALENTS" means: (i) Government Securities; (ii) any certificate of deposit maturing not more than 365 days after the date of acquisition issued by, or demand deposit or time deposit of, an Eligible

Institution; (iii) commercial paper maturing not more than 365 days after the date of acquisition of an issuer (other than an Affiliate of the Company) with a rating, at the time as of which any investment therein is made, of "A-3" (or higher) according to S&P or "P-2 (or higher) according to Moody's or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments; (iv) any bankers' acceptances of money market deposit accounts issued by an Eligible Institution; and (v) any fund investing exclusively in investments of the types described in clauses (i) through (iv) above.

                  "CERTIFICATED SECURITIES" see Section 2.01.

                  "CHANGE OF CONTROL" means the occurrence of any of the following: (i) the direct or indirect sale, lease, transfer, conveyance or other Disposition, other than by way of merger or consolidation, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any "person" or "group" (as those terms are used in Section 13(d) of the Exchange Act); (ii) the adoption of a plan for the liquidation or dissolution of the Company or RailAmerica (whether or not otherwise in compliance with the provisions of this Indenture); (iii) the Company or RailAmerica becoming aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy vote, written notice or otherwise) the acquisition by any Person or related group (within the meaning of
Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any "group" acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than a Permitted Holder, in a single transaction or in a series of related transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), directly or indirectly, of 40% or more of the total voting power entitled to vote in the election of the Board of Directors of the Company or of such other Person surviving the transaction; or (iv) the first day on which a majority of the members of the board of directors of RailAmerica are not Continuing Members.

                  "CHANGE OF CONTROL OFFER" see Section 4.14.

                  "CHANGE OF CONTROL PAYMENT" see Section 4.14.

                  "CHANGE OF CONTROL PAYMENT DATE" see Section 4.14.

                  "CHANGE OF CONTROL TRIGGER DATE" see Section 4.14.

                  "CLEARSTREAM" means Clearstream Banking, Societe Anonyme, Luxembourg (or any successor securities clearing agency).

                  "CLOSING DATE" means the date the Securities are first issued by the Company and authenticated by the Trustee under this Indenture.

                  "CODE" means the Internal Revenue Act of 1984, as amended.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

                  "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, a Vice President or its Treasurer, and by an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "CONSOLIDATED CASH FLOW" means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period, PLUS (i) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Restricted Subsidiaries in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; PLUS (ii) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; PLUS (iii) Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, noncash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income; PLUS (iv) depreciation, amortization (including amortization of goodwill and other intangibles, but excluding amortization of prepaid cash expenses that were paid in a prior period) and other noncash expenses (excluding any such noncash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other noncash expenses were deducted in computing such Consolidated Net Income; MINUS (v) noncash items or nonrecurring items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

                  "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person for any period, the sum of, without duplication, (i) the interest expense of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP (including, without limitation, amortization of debt issuance costs and original issue discount on any Indebtedness, all non-cash interest payments, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letters of credit or bankers' acceptance financings, and net payments, if any, pursuant to Hedging Obligations) plus, in the case of the Company, the interest expense of RailAmerica relating to its 6% junior convertible subordinated debentures due 2004; (ii) the consolidated capitalized interest of the Person and its Restricted Subsidiaries for that period, whether paid or accrued; and (iii) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon.

                  "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the aggregate of the Net Income of that Person and its Restricted Subsidiaries for that period, on a consolidated basis, determined in accordance with GAAP; PROVIDED that (i) the Net Income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be excluded except that: (a) the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to a Restricted Subsidiary, to the limitations contained in clause (ii) below) and (b) the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income; (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, contract, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders except that the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income; (iii) unrealized gains or losses due solely to fluctuations in currency values and the related tax effects according to GAAP shall be excluded; (iv) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of that acquisition shall be excluded; (v) one-time noncash charges recorded in accordance with GAAP resulting from any merger, recapitalization or acquisition transaction shall be excluded; (vi) the cumulative effect of a change in accounting principles shall be excluded; and (vii) the restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Closing Date.

                  "CONTINUING MEMBERS" means, as of any date of determination, any member of the board of directors of RailAmerica, as the case may be, who:
(i) was a member of RailAmerica's board of directors, as the case may be, at the date of this Indenture; or (ii) was nominated for election or elected to RailAmerica's Board of Directors, as the case may be, with the approval of, or whose election to the Board of Directors was ratified by, at least a majority of the Continuing Members who were members of RailAmerica's Board of Directors, as the case may be, at the time of that nomination or election.

                  "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 13.02 or such other address as the Trustee may give notice to the Company.

                  "COVENANT DEFEASANCE OPTION" see Section 9.03.

                  "CUSTODIAN" see Section 6.01.

                  "DEFAULT" means any event that is, or after the giving of notice or passage of time or both would be, an Event of Default.

                  "DEFEASANCE TRUST" see Section 9.04.

                  "DEPOSITORY" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company ("DTC") or another Person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

                  "DEPOSITORY SECURITIES CERTIFICATION" see Section 2.01.

                  "DESIGNATED GUARANTOR SENIOR INDEBTEDNESS" means (i) the guarantee by the Guarantors of any Indebtedness outstanding under the Senior Credit Facility and (ii) any other Guarantor Senior Indebtedness of the Guarantors the principal amount of which is $25,000,000 or more.

                  "DESIGNATED SENIOR INDEBTEDNESS" means (i) any Indebtedness outstanding under the Senior Credit Facility at any time and (ii) following the payment in full in cash of all Indebtedness under the Senior Credit Facility and the permanent termination of all commitments thereunder, any other Senior Indebtedness permitted under this Indenture the principal amount of which is $25 million or more and that has been designated by the Company as "Designated Senior Indebtedness."

                  "DISPOSITION" see definition of Asset Sale.

                  "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable), or upon the happening of any event (other than any event solely within the control of the issuer thereof), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness (except to the extent exchangeable at the option of that Person subject to the terms of any debt instrument to which that Person is a party) or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date on which the Securities mature; PROVIDED that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase that Capital Stock upon the occurrence of a Change of Control or an Asset Sale shall not constitute Disqualified Stock if the terms of that Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to those provisions unless that repurchase or redemption complies with the covenant described under Section 4.06; and PROVIDED FURTHER, that, if that Capital Stock is issued to any plan for the benefit of employees of the Company or its Subsidiaries or by any such plan to those employees, that Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company in order to satisfy applicable statutory or regulatory obligations.

                  "DOMESTIC SUBSIDIARY" means a Subsidiary that is organized under the laws of the United States or any State, district or territory thereof.

                  "ELIGIBLE INSTITUTION" means a commercial banking institution organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank that has combined capital and surplus not less than $500.0 million or its equivalent in foreign currency, whose short-term debt is rated "A-3" or higher according to Standard & Poor's Rating Group ("S&P") or "P-2" or higher according to Moody's Investors Service, Inc. ("MOODY'S") or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

                  "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "EQUITY OFFERING" means (i) any issuance of Equity Interests, other than Disqualified Stock, by the Company, and (ii) any issuance of Equity Interests by RailAmerica to the extent of proceeds that are received by the Company as a contribution to the common equity of the Company, excluding issuances of common stock pursuant to employee benefit plans of the Company or otherwise as compensation to employees of the Company.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "EUROCLEAR" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "EVENT OF DEFAULT" see Section 6.01.

                  "EXCESS PROCEEDS" see Section 4.05.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

                  "EXISTING INDEBTEDNESS" means Indebtedness of the Company and its Restricted Subsidiaries (other than Indebtedness under the Senior Credit Facility) in existence on the date of this Indenture, until those amounts are repaid.

                  "FINAL MATURITY DATE" means August 15, 2010.

                  "FIXED CHARGE COVERAGE RATIO" means, with respect to any Person and its Restricted Subsidiaries for any period, the ratio of the Consolidated Cash Flow of such Person and its Restricted Subsidiaries for such period to the Fixed Charges of such Person and its Restricted Subsidiaries for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, guarantees, repays, repurchases or redeems any Indebtedness (other than ordinary working capital borrowings) or issues, repurchases or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "CALCULATION DATE"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of preferred stock, and the use of the proceeds therefrom as if the same had occurred at the beginning of the applicable reference period. In addition, for the purposes of making the computation referred to above: (i) acquisitions that have been made by the Company or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions and Asset Sales, during the applicable period or subsequent to such applicable period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the reference period, and the Fixed Charge Coverage Ratio for such period shall be calculated after giving pro forma effect to any such acquisitions and Asset Sales and Consolidated Cash Flow for such period shall be calculated without giving effect to clause (iv) of the proviso set forth in the definition of Consolidated Net Income; and (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations of businesses disposed of prior to the Calculation Date shall be excluded; and
(iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of or prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Restricted Subsidiaries following the Calculation Date. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, the pro forma calculations shall be determined in accordance with Article 11 of Regulation S-X under the Securities Act.

                  "FIXED CHARGES" means, with respect to any specified Person for any period, the sum, without duplication, of: (i) the Consolidated Interest Expense of such Person; PLUS (ii) the product of (a) all dividends, whether paid or accrued and whether or not in cash, on any series of Preferred Stock of such Person or any of its Restricted Subsidiaries (and in the case of the Company, all such dividends with respect to Series A Convertible Preferred Stock of RailAmerica), other than dividends on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified Stock), times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined effective federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

                  "FOREIGN CREDIT FACILITY" means a working capital facility available to a Foreign Restricted Subsidiary; PROVIDED that the Indebtedness incurred under such facility is denominated and payable in U.S.

dollars or the local currencies of the jurisdictions of the operations of the Foreign Restricted Subsidiary incurring such Indebtedness.

                  "FOREIGN RESTRICTED SUBSIDIARY" means a Restricted Subsidiary whose jurisdiction of incorporation or formation is other than the United States, any state thereof or the District of Columbia.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

                  "GLOBAL SECURITY" means a security evidencing all or a portion of the Securities issued to the Depository or its nominee in accordance with
Section 2.01 and bearing the legend set forth in EXHIBIT C hereto.

                  "GOVERNMENT SECURITIES" means marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or, in the case of Investments held by a Foreign Restricted Subsidiary, the government of the country in which such Foreign Restricted Subsidiary was incorporated or formed, or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States or such other country, in each case maturing within one year from the date of acquisition thereof.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTEE" means a Guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit or reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

                  "GUARANTEED OBLIGATIONS" see Section 11.01.

                  "GUARANTOR SENIOR INDEBTEDNESS" means, with respect to the Guarantors, the Guarantors' Guarantee of RailAmerica's obligations under the Senior Credit Facility and any other Indebtedness of the Guarantors (including, without limitation, in the case of Palm Beach Rail Holding, Inc., Indebtedness evidenced by the asset sale bridge notes issued on February 4, 2000) (other than as otherwise provided in this definition), whether outstanding on the issue date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantee. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" will not include
(i) Indebtedness evidenced by the Guarantee of the Securities; (ii) Indebtedness of the Guarantors that is subordinate or junior in right of payment to any other Indebtedness of the Guarantors; (iii) Indebtedness of the Guarantors which, when incurred and without respect to any other election under Section 1111(b) of Title 11, United States Code, is without recourse to the Guarantors; (iv) Indebtedness which is represented by Disqualified Stock of the Guarantors; (v) any liability for foreign, federal, state, local or other taxes owed or owing by the Guarantors; (vi) Indebtedness of the Guarantors to a Subsidiary or any other Affiliate of the Guarantors or any of such Affiliate's subsidiaries; (vii) that portion of any Indebtedness which, when incurred, is issued in violation of this Indenture; and (viii) trade payables owed or owing by the Guarantors.

                  "GUARANTORS" means (i) RailAmerica, (ii) Palm Beach Rail Holding, Inc., (iii) each Restricted Subsidiary of the Company as of the date of this Indenture that is a Domestic Subsidiary and (iv) any other Subsidiary that executes a guarantee in accordance with the provisions of this Indenture.

                  "GUARANTOR PAYMENT BLOCKAGE PERIOD" see Section 12.02(a).

                  "GUARANTOR PAYMENT BLOCKAGE NOTICE" see Section 12.02(a).

                  "HEDGING OBLIGATIONS" means, with respect to any Person, the Obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and (ii) other agreements or arrangements designed to protect such Person against fluctuations, or otherwise to establish financial hedges in respect of, exchange rates, currency rates, commodity prices or interest rates.

                  "HOLDER," "HOLDER OF SECURITIES," "SECURITYHOLDERS" or other similar terms mean the registered holder of any Security.

                  "INDEBTEDNESS" means, with respect to any Person, any indebtedness of that Person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense, trade payable or customer contract advance, if and to the extent any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of that Person prepared in accordance with GAAP, as well as all Indebtedness of others secured by a Lien on any asset of that Person (whether or not that Indebtedness is assumed by that Person) and, to the extent not otherwise included, the Guarantee by that Person of any Indebtedness of any other Person and all Disqualified Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Stock. The amount of any Indebtedness outstanding as of any date shall be: (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest; and (ii) the principal amount thereof (together with any interest thereon that is more than 30 days past due), in the case of any other Indebtedness.

                  "INDENTURE" means this Indenture as amended or supplemented from time to time.

                  "INDIRECT PARTICIPANT" means a person who holds a beneficial interest in a Global Security through a participant of DTC, Euroclear or Clearstream.

                  "INITIAL PURCHASERS" means Donaldson, Lufkin & Jenrette Securities Corporation, Barclays Bank PLC and Scotia Capital (USA) Inc.

                  "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "INTEREST PAYMENT DATE" means each semiannual interest payment date on August 15 and February 15 of each year, commencing February 15, 2001.

                  "INTEREST RECORD DATE" for the interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the August 1 or February 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

                  "INVESTMENTS" means, with respect to any Person, all investments by that Person in other Persons, including Affiliates, in the forms of direct or indirect loans (including guarantees by the referent Person of, and liens on any assets of the referent Person securing, Indebtedness or other obligations of other Persons), advances or capital contributions (excluding (i) commission, travel and similar advances to officers and employees made in the ordinary course of business and (ii) extensions of trade credit on commercially reasonable terms in accordance with normal trade practices), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; PROVIDED that an investment by the Company for consideration consisting of common equity securities of the Company shall not be deemed to be an Investment. If RailAmerica or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, that Person is no longer a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of that Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final three paragraphs of Section 4.06.

                  "ISSUE" means create, issue, assume, Guarantee, incur or otherwise become directly or indirectly liable for any Indebtedness or Capital Stock, as applicable; PROVIDED that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be issued by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary. For this definition, the terms "issuing," "issuer," "issuance" and "issued" have meanings correlative to the foregoing.

                  "LEGAL DEFEASANCE OPTION" see Section 9.02.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

                  "LIQUIDATED DAMAGES" has the meaning provided in the Registration Rights Agreement.

                  "NET INCOME" means, with respect to any Person, the net income
(loss) of that Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however (i) any gain (or loss), together with any related provision for taxes on that gain (or loss), realized in connection with (a) any Asset Sale, including, without limitation, dispositions pursuant to sale and leaseback transactions; or (b) the extinguishment of any Indebtedness of that Person or any of its Restricted Subsidiaries; and (ii) any extraordinary or nonrecurring gain (or loss), together with any related provision for taxes on that extraordinary or nonrecurring gain (or loss).

                  "NET PROCEEDS" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of, without duplication, (i) the direct costs relating to that Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, recording fees, title transfer fees and appraiser fees and cost of preparation of assets for sale, and any relocation expenses incurred as a result thereof; (ii) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); (iii) amounts required to be applied to the repayment of Indebtedness (other than revolving credit Indebtedness incurred pursuant to the Senior Credit Facility) secured by a Lien on the asset or assets that were the subject of that Asset Sale; and (iv) any reserve established in accordance with GAAP or any amount placed in escrow, in either case for adjustment in respect of the sale price of such asset or assets until such time as that reserve is reversed or that escrow arrangement is terminated, in which case Net Proceeds shall include only the amount of the reserve so reversed or the amount returned to the Company or its Restricted Subsidiaries from that escrow arrangement, as the case may be.

                  "NEW YORK PRESENTING AGENT" see Section 4.02.

                  "NON-GLOBAL PERMANENT REGULATION S SECURITY" see Section 2.01.

                  "NON-RECOURSE DEBT" means Indebtedness (i) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (ii) as to which the lenders have been notified in writing that they will not have any recourse to the stock (other than the stock of an Unrestricted Subsidiary pledged by the Company to secure debt of that Unrestricted Subsidiary) or assets of the Company or any of its Restricted Subsidiaries; PROVIDED that in no event shall Indebtedness of any Unrestricted Subsidiary fail to be Non-Recourse Debt solely as a result of any Default provisions contained in a guarantee thereof by the Company or any of its Restricted Subsidiaries if the Company or that Restricted Subsidiary was otherwise permitted to incur that Guarantee pursuant to this Indenture.

                  "NON-U.S. PERSON" means a Person who is not a U.S. Person, as defined in Regulation S.

                  "OBLIGATIONS" means, with respect to any Indebtedness, any principal, interest, premiums, penalties, fees, indemnifications, reimbursement obligations, damages and other liabilities payable to the holder of such Indebtedness under the documentation governing such Indebtedness.

                  "OFFER PERIOD" see Section 3.08.

                  "OFFERING" means the offering of the Securities by the Company.

                  "OFFICER" means the Chairman, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, or the Secretary of the Company.

                  "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by the Chief Executive Officer, the President or any Vice President and the Chief Financial Officer or any Treasurer of such Person that shall comply with the applicable provisions of this Indenture.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "OTHER COMPANY INDEBTEDNESS GUARANTEE" see Section 4.19.

                  "OWNER SECURITIES CERTIFICATION" see Section 2.01.

                  "PARI PASSU INDEBTEDNESS" means Indebtedness of the Company that ranks equally in right of payment to the Securities.

                  "PAYING AGENT" see Section 2.03.

                  "PAYMENT BLOCKAGE NOTICE" see Section 8.02(a).

                  "PAYMENT BLOCKAGE PERIOD" see Section 8.02(a).

                  "PAYMENT DEFAULT" see Section 6.01.

                  "PERMANENT REGULATION S GLOBAL SECURITY" see Section 2.01.

                  "PERMITTED BUSINESS" means the transportation business or any business reasonably related, incidental or ancillary thereto.

                  "PERMITTED CONTRIBUTION" means contributions of properties or assets in a transaction in which RailAmerica is entitled, in accordance with the Internal Revenue Code of 1986, as amended, to receive an income tax deduction on its consolidated federal income tax return; PROVIDED that the amount of any such income tax deduction is at least equal to the fair market value of such properties and assets less the amount of any liabilities, as shown on the Company's most recent balance sheet, that are assumed by the transferee of any such properties or assets pursuant to a customary novation agreement that releases the Company and its Restricted Subsidiaries from further liability (such determination shall be evidenced by an Officers' Certificate delivered to the Trustee in the case of property and assets with a fair market value less than or equal to $1.0 million, by a resolution of the board of directors of RailAmerica delivered to the Trustee in the case of property and assets with a fair market value greater than $1.0 million, but less than or equal to $5.0 million, or by an opinion delivered to the Trustee of an accounting, appraisal or investment banking firm of national standing in the case of property and assets with a fair market value greater than $5.0 million).

                  "PERMITTED HOLDER" means RailAmerica and any direct or indirect wholly-owned subsidiary of RailAmerica.

                  "PERMITTED INDEBTEDNESS" see Section 4.04.

                  "PERMITTED INVESTMENTS" means (i) any Investment in the Company or in any Restricted Subsidiary of the Company; (ii) any Investment in cash or Cash Equivalents; (iii) any Investment by the Company or any Restricted Subsidiary of the Company in a Person if, as a result of that Investment, (a) that Person becomes a Restricted Subsidiary of the Company; or (b) that Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to or is liquidated into, the Company or a Restricted Subsidiary of the Company; (iv) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.05; (v) any investment acquired solely in exchange for Equity Interests (other than Disqualified Stock) of the Company; (vi) Investments in the Securities; (vii) loans and advances to officers, directors and employees for business-related and other similar investments, in each case incurred in the ordinary course of business for bona fide business purposes not in excess of $1.0 million at any one time outstanding; (viii) Hedging Obligations permitted to be incurred under Section 4.04; (ix) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers; (x) repurchases of Equity Interests of the Company deemed to occur upon the exercise of stock options if such Equity Interests represent a portion of the exercise price thereof; (xi) Investments made by the Company or any Restricted Subsidiary in connection with purchase price adjustments, contingent purchase price payments or other earnout payments required in connection with Investments otherwise permitted under this Indenture; and (xii) Investments in securities received in settlement of trade obligations in the ordinary course of business.

                  "PERMITTED JUNIOR SECURITIES" means Equity Interests in the Company or unsecured debt securities of the Company that are subordinated to all Senior Indebtedness (and any debt securities issued in exchange for Senior Indebtedness) to substantially the same extent as, or to a greater extent than, the Securities are subordinated to Senior Indebtedness.

                  "PERMITTED LIENS" means (i) Liens on property of a Person existing at the time that Person is merged into or consolidated with the Company or any Restricted Subsidiary; PROVIDED that those Liens were not incurred in contemplation of that merger or consolidation and do not secure any property or assets of the Company or any Restricted Subsidiary other than the property or assets subject to the Liens prior to that merger or consolidation; (ii) Liens existing on the date of this Indenture; (iii) Liens securing Indebtedness consisting of purchase money Indebtedness, mortgage financings, industrial revenue bonds or other monetary obligations, in each case incurred solely for the purpose of financing all or any part of the purchase price or cost of construction or installation of assets used in the business of the Company or its Restricted Subsidiaries, or repairs, additions or improvements to those assets; PROVIDED that (a) those Liens secure Indebtedness in an amount not in excess of the original purchase price or the original cost of any such assets or repair, addition or improvement thereto (plus an amount equal to the reasonable fees and expenses in connection with the incurrence of that Indebtedness); (b) those Liens do not extend to any other assets of the Company or its Restricted Subsidiaries (and, in the case of repairs, additions or improvements to any such assets, that Lien extends only to the assets (and improvements thereto or thereon) repaired, added to or improved); (c) the Incurrence of that Indebtedness is permitted under Section 4.04; and (d) those Liens attach within 365 days of that purchase, construction, installation, repair, addition or improvement; (iv) Liens securing Capital Lease Obligations permitted pursuant to clause (iv) of the definition of "Permitted Indebtedness"; (v) Liens to secure any refinancings, renewals, extensions, modifications or replacements (collectively, "REFINANCING") (or successive refinancings), in whole or in part, of any Indebtedness secured by Liens referred to in clauses (i) through (iv) above so long as that Lien does not extend to any other property (other than improvements thereto); (vi) Liens securing letters of credit entered into in the ordinary course of business and consistent with past business practice; (vii) Liens securing Indebtedness of the Company or any of its Restricted Subsidiaries owing to a Governmental Authority; and (viii) Liens securing (a) Indebtedness (including all Obligations) under the Senior Credit Facility or a Foreign Credit Facility or (b) Hedging Obligations payable to a lender under the Senior Credit Facility or an Affiliate thereof or to a Person that was a lender or Affiliate thereof at the time the contract was entered into to the extent such Hedging Obligations are secured by Liens on assets also securing Indebtedness (including all Obligations) under the Senior Credit Facility or a Foreign Credit Facility; PROVIDED that in the case of a Foreign Credit Facility, the Indebtedness incurred thereunder was permitted by the terms of this Indenture to be incurred.

                  "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued within 60 days after repayment of, in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries incurred in accordance with Section 4.04 (other than pursuant to clauses (i), (iv), (v), (vii), (viii), (ix), (x) and (xi) of the definition of "Permitted Indebtedness"; PROVIDED that (i) the principal amount (or accreted value, if applicable) of that Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of, plus marked-based or other premium, if any, and accrued interest on the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) that Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Securities, that Permitted Refinancing Indebtedness is subordinated in right of payment to the Securities on terms at least as favorable, taken as a whole, to the Holders of Securities as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

                  "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

                  "PREFERRED STOCK" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "PRINCIPAL" of a debt security means the principal of the security, plus, when appropriate, the premium, if any, on the security.

                  "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Securities in the form set forth on EXHIBIT A hereto.

                  "PURCHASE AGREEMENT" means the Purchase Agreement dated as of August 9, 2000 between the Company, the Guarantors and the Initial Purchasers.

                  "PURCHASE DATE" see Section 3.08.

                  "QUALIFIED INSTITUTIONAL BUYER" or "QIB" means a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act.

                  "REDEMPTION DATE," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

                  "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as set forth in the form of Security annexed hereto as EXHIBIT A.

                  "REGISTERED EXCHANGE OFFER" means the offer to exchange the Series B Securities for all of the outstanding Series A Securities in accordance with the Registration Rights Agreement.

                  "REGISTER" see Section 2.03.

                  "REGISTRAR" see Section 2.03.

                  "REGISTRATION" means the registration of the Registered Exchange Offer by the Company and the Guarantors or other registration of the Securities under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

                  "REGISTRATION RIGHTS AGREEMENT" means the Notes Registration Rights Agreement dated as of August 14, 2000 between the Company, the Guarantors and the Initial Purchasers.

                  "REGISTRATION STATEMENT" means the registration statement(s) as defined and described in the Registration Rights Agreement.

                  "REGULATION S" means Regulation S under the Securities Act.

                  "RESTRICTED GLOBAL SECURITY" see Section 2.01.

                  "RESTRICTED INVESTMENT" means an Investment other than a Permitted Investment.

                  "RESTRICTED PAYMENTS" see Section 4.06.

                  "RESTRICTED PERIOD" see Section 2.01.

                  "RESTRICTED SECURITY" has the meaning set forth in Rule 144(a)(3) under the Securities Act; PROVIDED, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security

                  "RESTRICTED SUBSIDIARY" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

                  "RULE 144A" means Rule 144A under the Securities Act.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES" means, collectively, the Series A Securities and the Series B Securities, which should be treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

                  "SENIOR CREDIT FACILITY" means that certain Credit Agreement, dated as of February 4, 2000, among the Company and certain of its Subsidiaries, as borrowers, the Guarantors named therein, DLJ Capital Funding, Inc., as lead arranger and syndication agent, The Bank of Nova Scotia, as administrative agent, ING

(U.S.) Capital LLC and Fleet National Bank, as documentation agents, and various financial institutions party thereto, including any related notes, guarantees, letters of credit, collateral documents, instruments, rate protection or hedging arrangements and agreements executed in connection therewith, and, in each case, as amended, modified, renewed, refunded, replaced or refinanced from time to time, including any agreement (i) extending or shortening the maturity of any Indebtedness incurred thereunder or contemplated thereby; (ii) adding or deleting lenders, borrowers or guarantors thereunder; (iii) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder; PROVIDED that on the date that Indebtedness is incurred it would not be prohibited under Section 4.04; or (iv) otherwise altering the terms and conditions thereof. Indebtedness under the Senior Credit Facility outstanding on the date on which Securities are first issued and authenticated under this Indenture shall be deemed to have been incurred on that date in reliance on the first paragraph in Section 4.04.

                  "SENIOR INDEBTEDNESS" means all Obligations, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, whether outstanding on the issue date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities; PROVIDED that Indebtedness under this sentence shall constitute "Senior Indebtedness" only to the extent that such Indebtedness is secured by interests in property or assets and only if the Chief Financial Officer of the Company or RailAmerica delivers a certificate to the Trustee at the time of the incurrence of such Indebtedness stating that, after due inquiry, the Indebtedness is secured by interests in property and assets which have, and such officer has no reason to believe that such property and assets will not continue to have, a fair market value that equals or exceeds the principal amount and one interest payment on such Indebtedness, giving due regard to the type and amount of any other Indebtedness secured by such property and assets. Such certificate shall constitute conclusive evidence, binding for all purposes, that such Indebtedness is secured. Without limiting the generality of the foregoing, "Senior Indebtedness" shall also include all Obligations, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, all monetary obligations (including guarantees thereof) of every nature of the Company under the Senior Credit Facility, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities. "Senior Indebtedness" shall not include (i) any Indebtedness of the Company to a Subsidiary of the Company or any Affiliate of the Company; (ii) Indebtedness to, or Guarantees on behalf of, any shareholder, director, officer or employee of the Company or any Subsidiary of the Company (including, without limitation, amounts owed for compensation); (iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services; (iv) Indebtedness represented by Disqualified Stock; (v) any liability for federal, state, local or other taxes owed or owing by the Company; (vi) that portion of any Indebtedness incurred in violation of provisions set forth under Section 4.04 of this Indenture; and
(vii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company.

                  "SERIES A SECURITIES" means the 12-7/8% Senior Subordinated Notes due 2010 of the Company issued pursuant to this Indenture and sold pursuant to the Purchase Agreement.

                  "SERIES B SECURITIES" means the 12-7/8% Senior Subordinated Notes due 2010 of the Company to be issued in exchange for the Series A Securities pursuant to the Registered Exchange Offer and the Registration Rights Agreement.

                  "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X under the Securities Act.

                  "STATED FINAL MATURITY" means August 15, 2010.

                  "STATED MATURITY" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which that payment of interest or principal was scheduled to be paid in the original documentation governing that Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any of that interest or principal prior to the date originally scheduled for the payment thereof.

                  "SUBORDINATED NOTE OBLIGATIONS" means all Obligations with respect to the Securities, including, without limitation, principal, premium, if any, interest and Liquidated Damages, if any, payable pursuant to the terms of the Securities (including, without limitation, upon the acceleration or redemption thereof), together with and including, without limitation, any amounts received or receivable upon the exercise of rights of rescission or other rights of action, including, without limitation, claims for damages, or otherwise.

                  "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership or limited liability company: (a) the sole general partner of the managing general partner or managing member of which is that Person or a Subsidiary of that Person; or (b) the only general partners or managing members of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

                  "TAX SHARING AGREEMENT" means the Tax Sharing Agreement, dated as of February 4, 2000, by and among the Company and its Restricted Subsidiaries.

                  "TEMPORARY REGULATION S GLOBAL SECURITY" see Section 2.01.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, except as provided in Section 10.03.

                  "TRANSFEREE SECURITIES CERTIFICATION" see Section 2.06(g).

                  "TRUST OFFICER" means any officer within the corporate trust department (or any successor group) of the Trustee including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "UNRESTRICTED SUBSIDIARY" means, initially, Empresa de Transporte Ferrovario, S.A. and any Subsidiary that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary (and any Subsidiary of an Unrestricted Subsidiary) pursuant to board resolution, but only to the extent that that Subsidiary and each of its Subsidiaries (i) has no Indebtedness other than Non-Recourse Debt; (ii) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company, unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or that Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; and (iii) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests (other than Investments described in clauses (x) and (xi) of the definition of Permitted Investments); or (b) to maintain or preserve that Person's financial condition or to cause that Person to achieve any specified levels of operating results.

                  Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the board resolution giving effect to that designation and an Officers' Certificate certifying that designation complied with the foregoing conditions and was permitted under Section 4.06 of this Indenture. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of that Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of that date (and, if that Indebtedness is not permitted to be incurred as of that date under Section 4.04 of this Indenture, the Company shall be in default of that provision).

                  The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED that the designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of that Unrestricted Subsidiary and that designation shall only be permitted if (i) that Indebtedness is permitted under Section 4.04 of this Indenture; (ii) no Default or Event of Default would be in existence following that designation; and (iii) if any such Subsidiary is a Domestic Subsidiary, it shall execute a supplemental indenture to become a Guarantor with respect to the Securities.

                  "U.S. PERSON" means a "U.S. person" as defined in Rule 902 under the Securities Act.

                  "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness or Disqualified Stock at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal or, in the case of Disqualified Stock, liquidation preference, including payment at final maturity, in respect thereof; by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between that date and the making of that payment; by (ii) the then outstanding principal amount of that Indebtedness or Disqualified Stock.

                  "WHOLLY OWNED RESTRICTED SUBSIDIARY" of any Person means a Restricted Subsidiary of that Person all the outstanding Equity Interests or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by that Person or by one or more Wholly Owned Restricted Subsidiaries of that Person or by that Person and one or more Wholly Owned Restricted Subsidiaries of that Person.

                  "WHOLLY OWNED SUBSIDIARY" of any Person means a Subsidiary of that Person all of the outstanding Equity Interests or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by that Person or by one or more Wholly Owned Subsidiaries of that Person. SECTION

1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "INDENTURE SECURITIES" means the Securities.

                  "INDENTURE SECURITY HOLDER" means a Securityholder.

                  "INDENTURE TO BE QUALIFIED" means this Indenture.

                  "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

                  "OBLIGOR" on the indenture securities means the Company or any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03. RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                    (1) a term has the meaning assigned to it;

                    (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect from time to time, and any other reference in this Indenture to "generally accepted accounting principles" refers to GAAP;

                    (3) "or" is not exclusive;

                    (4) words in the singular include the plural, and words in the plural include the singular;

                    (5) provisions apply to successive events and transactions; and

                    (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01. FORM AND DATING.

                  The Securities and the Trustee's certificate of authentication with respect thereto shall be substantially in the form of Exhibit A or Exhibit B hereto, as the case may be. The Securities may have notations, legends or endorsements (including notations relating to the Guarantees) required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Securities and any notation, legend or endorsement (including notations relating to the Guarantees) on them. Each Security shall be dated the date of its authentication, shall bear interest from the applicable date which shall be payable on each Interest Payment Date as long as such Security is outstanding and shall be payable on the Final Maturity Date.

                  The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Securities offered and sold in their initial distribution to Qualified Institutional Buyers in reliance on Rule 144A and to Institutional Accredited Investors, if any, shall, unless the applicable Holder requests Securities in the form of physical, certified Securities in registered form ("Certificated Securities"), which shall be substantially in the form of Exhibit A, be issued in the form of one or more Global Securities (collectively, and together with their successor securities, the "RESTRICTED GLOBAL SECURITY") in fully registered form without interest coupons, substantially in the form of Exhibit A, with such applicable legends as provided for in Exhibit A and Exhibit C, which shall be registered in the name of the Depository or its nominee and deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the Depository to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). The aggregate principal amount of the Restricted Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depository, in connection with a corresponding decrease or increase in the aggregate principal amount of the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as hereinafter provided in Section 2.06.

                  Securities offered and sold in offshore transactions in reliance on Regulation S shall initially be in the form of one or more temporary registered, global book-entry Global Securities without interest coupons which shall be registered in the name of the Depository or its nominee and deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the Depository to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at the Depository by or on behalf of Euroclear or Clearstream. Until such time as the Restricted Period (as defined below) shall have expired, such temporary Global Securities, together with their successor securities which are Global Securities other than the Restricted Global Security, shall be referred to herein as a "TEMPORARY REGULATION S GLOBAL SECURITY." During the Restricted Period, beneficial interests in the Temporary Regulation S Global Securities may be held only through Euroclear or Clearstream, and pursuant to DTC's procedures, Indirect Participants that hold a beneficial interest in the Temporary Regulation S Global Securities will not be able to transfer such interest to a person that takes delivery thereof in the form of an interest in the Restricted Global Security. Within a reasonable time after the Restricted

Period shall have expired and the certifications referred to below in the next succeeding paragraph shall have been provided, interests in such Temporary Regulation S Global Securities shall be exchanged (as initiated by the beneficial owners of interests therein) for interests in like Global Securities, referred to herein collectively as the "PERMANENT REGULATION S GLOBAL SECURITY," or for interests in the form of Certificated Securities which shall be substantially in the form of Exhibit A, referred to herein collectively as the "NON-GLOBAL PERMANENT REGULATION S SECURITY," each substantially in the form of Security set forth in Exhibit A, with such applicable legends as are provided for in Exhibit A or Exhibit C. Such Permanent Regulation S Global Securities shall be registered in the name of the Depository or its nominee and deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). The aggregate principal amount of the Temporary Regulation S Global Security or the Permanent Regulation S Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided. As used herein, the term "RESTRICTED PERIOD" means the period of 40 days commencing on the day after the later of (a) the offering date and (b) the date of this Indenture; provided that promptly after the occurrence of the date described in clause (a), the Company shall give written notice thereof to the Trustee, identifying therein the day on which the Restricted Period expires.

                  Interests in a Temporary Regulation S Global Security may be exchanged for interests in a Permanent Regulation S Global Security only after
(a) the expiration of the Restricted Period, (b) delivery by a beneficial owner of an interest therein to Euroclear or Clearstream of a written certification (an "OWNER SECURITIES CERTIFICATION") substantially in the form of Exhibit E hereto, and (c) upon delivery by Euroclear or Clearstream to the Trustee of a written certification (a "DEPOSITORY SECURITIES CERTIFICATION") substantially in the form attached hereto as Exhibit F. Upon receipt by the Trustee of the Depository Securities Certification and the notification from the Depository described in clause (iv) of the next succeeding paragraph, the Trustee will exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Permanent Regulation S Global Security. The delivery by such Holder of a beneficial interest in such Temporary Regulation S Global Security of such certification shall constitute an irrevocable instruction by such holder to Euroclear or Clearstream, as the case may be, to exchange such Holder's beneficial interest in the Temporary Regulation S Global Security for a beneficial interest in the Permanent Regulation S Global Security upon the expiration of the Restricted Period in accordance with the next succeeding paragraph.

                  Upon:

                    (i)    the expiration of the Restricted Period;

                    (ii) receipt by Euroclear or Clearstream, as the case may be, of Owner Securities Certifications described in the preceding paragraph;

                    (iii)  receipt by the Depository of:

                           (1) written instructions given in accordance with the
                  Applicable Procedures from an Agent Member directing the Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Permanent Regulation S Global Security in a principal amount equal to that of the beneficial interest in a corresponding Temporary Regulation S Global Security for which the necessary certifications have been delivered; and

                           (2) a written order given in accordance with the
                  Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest; and

                    (iv) receipt by the Trustee of notification from the Depository in accordance with the Applicable Procedures requesting the exchange of a principal amount of the Temporary Regulation S Global Security identified therein for the same amount of the Permanent Regulation S Global Security and from Euroclear or Clearstream, as the case may be, of Depository Securities Certifications, the Trustee, as Registrar, shall, or shall instruct the Depository to, reduce the principal amount of such Temporary Regulation S Global Security, and to increase the principal amount of such Permanent Regulation S Global Security, by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred, and the Depository shall credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in such Permanent Regulation S Global Security having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Security was reduced upon such transfer.

SECTION 2.02. EXECUTION AND AUTHENTICATION.

                  Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless. Each execution of a Security by the Company shall be accompanied by the execution of a Guarantee by the Guarantors (and by any Restricted Subsidiary that guarantees Indebtedness of the Company pursuant to Section 4.19).

                  A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  Upon receipt of a written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Series A Securities for original issue in the aggregate principal amount not to exceed $130,000,000. The Officers' Certificate shall specify the amount of Securities to be authenticated, the series of Securities and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $130,000,000, except as provided in Section 2.07.

                  The Series A Securities may be exchanged for Series B Securities pursuant to the terms of the Registered Exchange Offer. The Trustee shall authenticate Series B Securities only in exchange for a like principal amount of Series A Securities, in accordance with the following procedures:

                    (i) The Company shall present the Trustee with an Officers' Certificate certifying the following:

                           (a) that, upon issuance of the Series B Securities,
                  the transactions contemplated by the Registered Exchange Offer shall have been consummated;

                           (b) the principal amount of Series A Securities
                  properly tendered in the Registered Exchange Offer that are represented by a Global Security, and the aggregate principal amount of Series B Securities in the form of a Global Security that shall be exchanged therefor, together with any registration or participant information and delivery instructions for each such Holder; and

                           (c) the principal amount of Series A Securities
                  properly tendered in the Registered Exchange Offer that are represented by Certificated Securities; the aggregate principal amount of Series B Securities in definitive form that shall be issued in exchange therefor, and with respect to each Holder of such Certificated Securities, such Holder's name; the principal amount properly tendered in the Exchange Offer by each such Holder; the amount of Series B Securities in definitive form to be issued to such Holder; the name and address to which such definitive securities shall be registered and sent to each such Holder; and applicable delivery instructions.

                   (ii) If requested by the Holders of at least a majority in principal amount of the outstanding Series A Securities, the Company shall deliver to the Trustee an Opinion of Counsel for the Company as to the following matters:

                           (a) the Series B Securities have been duly authorized
                  and, when executed and authenticated in accordance with the provisions of this Indenture and delivered in exchange for Series A Securities in accordance with this Indenture and the Registered Exchange Offer, will be entitled to the benefits of this Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and

                           (b) when the Series B Securities are executed and
                  authenticated in accordance with the provisions of this Indenture and delivered in exchange for Series A Securities in accordance with this Indenture and the Registered Exchange Offer, the Guarantees endorsed thereon will be entitled to the benefits of this Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited to bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                    (iii) The Trustee, upon receipt of such Officers' Certificate and, if applicable, the Opinion of Counsel, shall authenticate (A) a Global Security for Series B Securities in an aggregate principal amount equal to the aggregate principal amount of Series A Securities represented by a Global Security indicated in such Officers' Certificate as having been properly tendered and (B) Certificated Securities for Series B Securities in an aggregate principal amount equal to the aggregate principal amount of Series A Securities registered in the names of the Holders and represented by Certificated Securities indicated in such Officers' Certificate as having been properly tendered.

                    (iv) If the principal amount of the Global Security for the Series B Securities is less than the principal amount of the Global Security for the Series A Securities, the Trustee shall make an endorsement on such Global Security for Series A Securities indicating a reduction in the principal amount represented thereby.

                    (v) The Trustee shall deliver such Certificated Securities for Series B Securities to the Holders thereof as indicated in such Officers' Certificate.

                  Upon receipt of a written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution for Securities originally issued to reflect any name change of the Company.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

                  The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03. REGISTRAR AND PAYING AGENT.

                  The Company shall maintain an office or agency where (a) Securities may be presented or surrendered for registration of transfer or for exchange ("REGISTRAR"), (b) Securities may be presented or surrendered for payment ("PAYING Agent") and (c) notices and demands in respect of the Securities and this Indenture may be served. The Registrar shall keep a register (the "REGISTER") of the Securities and of their transfer and exchange. The Company, upon notice to the Trustee, may appoint one or more co-Registrars and one or more additional Paying Agents. The term "PAYING AGENT" includes any additional Paying Agent. Except as provided herein, the Company, or any Subsidiary may act as Paying Agent, Registrar or co-Registrar.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 7.07.

                  The Company initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed. The Company may appoint a different Registrar or Paying Agent without prior notice to Holders of the Securities.

SECTION 2.04. PAYING AGENT TO HOLD ASSETS IN TRUST.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities, and shall notify the Trustee of any Default by the Company in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent (if other than the Company), the Paying Agent shall have no further liability for such assets. If the Company, any Subsidiary or any of their respective Affiliates acts as Paying Agent, it shall, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or premium, if any, or, interest or Liquidated Damages, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

SECTION 2.05. SECURITYHOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee before each Interest Record Date and at such other times as the Trustee may request in writing, a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.06. TRANSFER AND EXCHANGE.

                  (a) An entire Global Security may be exchanged for Certificated Securities if (i) the Company delivers to the Trustee notice from DTC (x) that it is unwilling or unable to continue as Depositary for the Global Securities and the Company thereupon fails to appoint a successor Depository within 90 days or (y) that DTC has ceased to be a clearing agency registered under the Exchange Act, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Certificated Securities or (iii) there shall have occurred and be continuing a Default or an Event of Default with respect to the Securities. In addition, beneficial interests in a Global Security may, subject to the restrictions on the transferability of the Securities set forth herein and upon delivery of a certificate in the form of Exhibit D, be exchanged for Certificated Securities upon request but only upon at least 20 days' prior written notice given to the Trustee by or on behalf of the Depository (in accordance with the Depository's customary procedures) and will bear the applicable legends set forth in Exhibit A. The Company shall duly execute and deliver to the Trustee upon request Certificated Securities for such purpose (or from time to time shall provide to the Trustee an inventory of duly executed Certificated Securities for such purpose).

                  (b) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depository or its nominee to the Trustee, as Registrar, for exchange or cancellation as provided in this Article Two. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Two or, if the Trustee is acting as custodian for the Depository or its nominee (or is party to a similar arrangement) with respect to such Global Security, the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, in each case by means of an appropriate adjustment made on the records of the Trustee, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depository or its authorized representatives to make a corresponding adjustment to its records (including by crediting or debiting any Agent Member's account as necessary to reflect any transfer or exchange of a beneficial interest). Upon any such surrender or adjustment of a Global Security, the Company shall execute and the Trustee shall, subject to this Article Two, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depository or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph or in paragraph (r) below, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depository or its authorized representative which is given or made pursuant to this Article Two if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (c) Subject to the provisions in the legends required by this Indenture, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and Persons who may hold interests in Agent Members, to take any action that such Holder is entitled to take under this Indenture.

                  (d) Neither Agent Members nor any other Person on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security held on their behalf by the Depository or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security. With respect to any Global Security deposited with the Trustee as custodian for the Depository for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Clearstream, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear," and the "Management Regulations" and "Instructions to Participants" of Clearstream, respectively, shall be applicable to such Global Security.

                  (e) Upon presentation for transfer or exchange of any Security at the office of the Trustee, as Registrar, or at the office of the New York Presenting Agent located in The City of New York, accompanied by a written instrument of transfer or exchange in the form approved by the Company (it being understood that, until notice to the contrary is given to holders of Securities, the Company shall be deemed to have approved the form of instrument of transfer or exchange, if any, printed on any Security), executed by the registered Holder, in person or by such Holder's attorney thereunto duly authorized in writing, and upon compliance with this Section 2.06, such Security shall be transferred upon the Register, and a new Security shall be authenticated and issued in the name of the transferee. Notwithstanding any provision to the contrary herein or in the Securities, transfers of a Global Security, in whole or in part, and transfers of interests therein of the kind described in this
Section 2.06, shall only be made in accordance with this Section 2.06. Transfers and exchanges subject to this Section 2.06 shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 2.06.

                  (f) GENERAL. A Global Security may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC, or its nominee in certain limited circumstances as described below, and no such transfer to any such other Person may be registered; PROVIDED, HOWEVER, that this paragraph (f) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this paragraph (f) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.06.

                  (g) TEMPORARY REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in a Temporary Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depository, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time (the "APPLICABLE PROCEDURES"), only in accordance with this paragraph (g). In order to effect such a transfer, the transferring beneficial owner of an interest in a Temporary Regulation S Global Security shall deliver to Euroclear or Clearstream, as the case may be, an Owner Securities Certification, and the transferee of such beneficial interest in the Temporary Regulation S Global Security shall deliver to Euroclear or Clearstream, as the case may be, a written certification (a "TRANSFEREE SECURITIES CERTIFICATION") substantially in the form of Exhibit G hereto.

                  (h) RESTRICTED GLOBAL SECURITY TO TEMPORARY REGULATION S GLOBAL SECURITY. Prior to the expiration of the Restricted Period, a holder of a beneficial interest in the Restricted Global Security will not be permitted to transfer its interests to any person that takes delivery thereof in the form of an interest in the Temporary Regulation S Global Securities.

                  (i) RESTRICTED GLOBAL SECURITY TO PERMANENT REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in the Restricted Global Security wishes at any time after the expiration of the Restricted Period to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this paragraph (i). Upon receipt by the Trustee, as Registrar, after the expiration of the Restricted Period of (A) written instructions given by or on behalf of the Depository in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Permanent Regulation S Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Restricted Global Security in an equal principal amount and (B) a certificate in substantially the form set forth in Exhibit H signed by or on behalf of the holder of such beneficial interest in the Restricted Global Security, the Trustee, as Registrar, shall reduce the principal amount of a Restricted Global Security and increase the principal amount of the Permanent Regulation S Global Security by such specified principal amount. Beneficial interests in the Restricted Global Security may not be transferred to the Permanent Regulation S Global Security prior to expiration of the Restricted Period.

                  (j) TEMPORARY REGULATION S GLOBAL SECURITY OR PERMANENT REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY. Prior to the expiration of the Registered Period, an Indirect Participant who holds an interest in the Temporary Regulation S Global Security through Euroclear or Clearstream will not be permitted to transfer its interest to a U.S. Person who takes delivery in the form of an interest in Restricted Global Securities. If the holder of a beneficial interest in the Permanent Regulation S Global Security at any time wishes after the expiration of the Restricted Period to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this paragraph (j) and paragraph (n) below. Upon receipt by the Trustee, as Registrar, of (A) written instructions given by or on behalf of the Depository in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Permanent Regulation S Global Security in an equal principal amount and (B) a certificate in substantially the form set forth in Exhibit I signed by or on behalf of the holder of such beneficial interest in the Permanent Regulation S Global Security, the Trustee, as Registrar, shall, subject to paragraph (n) below, reduce the principal amount of such Permanent

Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount.

                  (k) NON-GLOBAL RESTRICTED SECURITY TO GLOBAL SECURITY. If the holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this paragraph (k) and paragraph
(n) below. Upon receipt by the Trustee, as Registrar, of (A) such Restricted Security and written instructions given by or on behalf of such Holder as provided in this Section 2.06 directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, and (B) an appropriately completed certificate substantially in the form set forth in Exhibit J-1 hereto, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or Exhibit J-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, signed by or on behalf of such Holder, then the Trustee, as Registrar, shall, subject to paragraph (n) below, cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in this Section 2.06 and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Permanent Regulation S Global Security, as the case may be, by the specified principal amount.

                  (l) NON-GLOBAL PERMANENT REGULATION S SECURITY TO RESTRICTED GLOBAL SECURITY OR PERMANENT REGULATION S GLOBAL SECURITY. If the Holder of a Non-Global Permanent Regulation S Security wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Permanent Regulation S Global Security, as the case may be, such transfer may be effected only in accordance with this paragraph (l) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) such Non-Global Permanent Regulation S Security and instructions given by or on behalf of such Holder as provided in this Section 2.06 directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security or the Permanent Regulation S Global Security, as the case may be, in a principal amount equal to the principal amount of the Non-Global Permanent Regulation S Security (or portion thereof) to be so transferred, and (B)(i) with respect to a transfer which is to be delivered in the form of a beneficial interest in the Restricted Global Security, a certificate in substantially the form set forth in Exhibit K-1, signed by or on behalf of such Holder, and (ii) with respect to a transfer which is to be delivered in the form of a beneficial interest in the Permanent Regulation S Global Security, a certificate in substantially the form set forth in Exhibit K-2, signed by or on behalf of such Holder, then the Trustee, as Registrar, shall, subject to paragraph (n) below, cancel such Non-Global Permanent Regulation S Security (and issue a new Non-Global Permanent Regulation S Security in respect of any untransferred portion thereof) as provided in this
Section 2.06 and increase the principal amount of the Restricted Global Security or the Permanent Regulation S Global Security, as the case may be, by the specified principal amount.

                  (m) OTHER EXCHANGES. Securities that are not Global Securities may be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of paragraphs (f) through (l) above (including the certification requirements intended to insure that transfers of beneficial interests in a Global Security comply with Rule 144A under the Securities Act, Rule 144 under the Securities Act or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee. The Trustee shall be entitled to request and receive, from time to time, instructions as to such procedures adopted or approved by the Company.

                  (n) INTERESTS IN TEMPORARY REGULATION S GLOBAL SECURITY TO BE HELD THROUGH EUROCLEAR OR CLEARSTREAM. Until the expiration of the Restricted Period, beneficial interests in any Temporary Regulation S Global Security may be held only in or through accounts maintained at the Depository by Euroclear or Clearstream (or by Agent Members acting for the account thereof).

                  (o) When Certificated Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Certificated Securities or to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Certificated Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.02, 2.10, 3.06, 4.05, 4.14 or 10.05). The Registrar or co-Registrar shall not be required to register the transfer of or exchange of any Security (i) during a period between (a) the date the Trustee receives notice of a redemption from the Company and the date the Securities to be redeemed are selected by the Trustee or (b) an Interest Record Date and the next succeeding Interest Payment Date or (ii) selected for redemption in whole or in part pursuant to Article Three hereof, except the unredeemed portion of any Security being redeemed in part, or tendered pursuant to an offer therefor. The Company is not required to transfer or exchange: (i) any Security selected for redemption or tendered, or (ii) any Security during the period between (a) the date the Trustee receives notice of a redemption from the Company and the date the Securities to be redeemed are selected by the Trustee or (b) a record date and the next succeeding Interest Payment Date.

                  (p) If a Series A Security is a Restricted Security and a Certificated Security, then as provided in this Indenture and subject to the limitations herein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange such Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate in the form of Exhibit D hereto) to arrange for such Series A Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository.

                  (q) Upon any exchange provided for in Section 2.06(a), the Company shall execute and the Trustee shall authenticate and deliver to the person specified by the Depository a new Certificated Security registered in such names and in such authorized denominations as the Depository, pursuant to the instructions of the beneficial owner of the Securities requesting the exchange, shall instruct the Trustee. Thereupon, the beneficial ownership of such Global Security shown on the records maintained by the Depository or its nominee shall be reduced by the amounts so exchanged and an appropriate endorsement shall be made by or on behalf of the Trustee on the Global Security. Any such exchange shall be effected through the Depository in accordance with the procedures of the Depository therefor.

                  (r) Notwithstanding the foregoing, no Global Security shall be registered for transfer or exchange, or authenticated and delivered in the name of a person other than the Depository for such Global Security or its nominee until (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act, and a successor depository is not appointed by the Company within 30 days, (ii) the Company executes and delivers to the Trustee a Company Order that all such Global Securities shall be exchangeable or (iii) there shall have occurred and be continuing an Event of Default. Upon the occurrence in respect of any Global Security representing the Series A Securities of any one or more of the conditions specified in clause (i), (ii) or (iii) of the preceding sentence, such Global Security may be registered for transfer or exchange for Series A Securities registered in the names of, authenticated and delivered to, such persons as the Trustee or the Depository, as the case may be, shall direct.

                  (s) Except as provided above, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and bear the legend specified in Exhibit C.

                  (t) Neither the Trustee, the Registrar nor any Paying Agent shall have any responsibility or liability for the accuracy of the books and records of, or for any actions or omissions of, the Depository, Euroclear, Clearstream or any Agent Member.

                  (u) Notwithstanding anything contained herein to the contrary, neither the Trustee nor the Registrar shall be responsible for ascertaining whether any transfer complies with the registration provisions of or exemptions from the Securities Act, applicable state securities laws, ERISA, the Code or the Investment Company Act; PROVIDED, HOWEVER, that if a certificate is specifically required by the express terms of this Section 2.06 to be delivered to a Trustee by a purchaser or transferee of a Note, the Trustee shall be under a duty to receive and examine the same to determine whether it conforms on its face to the requirements of this Indenture and shall promptly notify the party delivering the same if such certificate does not conform.

SECTION 2.07. REPLACEMENT SECURITIES.

                  If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Company's and the Trustee's requirements for replacement of Securities are met. Such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee and any Agent from any loss which any of them may suffer if a Security is replaced and evidence to their satisfaction of the apparent loss, destruction or theft of such Security. The Company may charge such Holder for its reasonable out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel.

                  Every replacement Security is an additional obligation of the Company.

SECTION 2.08. OUTSTANDING SECURITIES.

                  Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because the Company or any of its Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a BONA FIDE purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

                  If on a Redemption Date or the Final Maturity Date the Paying Agent holds money sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09. TREASURY SECURITIES.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, the Guarantors or any of their respective Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Trust Officer of the Trustee actually knows are so owned shall be disregarded.

                  The Trustee may require an Officers' Certificate listing Securities owned by the Company, the Guarantors or, to the knowledge of the Officers signing such Officers' Certificate, their respective Affiliates.

SECTION 2.10. TEMPORARY SECURITIES.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a Company Order pursuant to Section
2.02 definitive Securities in exchange for temporary Securities.

SECTION 2.11. CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel all Securities surrendered for transfer, exchange, payment or cancellation. Such canceled Securities shall be disposed of in accordance with applicable securities laws. Subject to Section 2.07, the Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. If the Company or the Guarantors shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12. DEFAULTED INTEREST.

                  If the Company defaults in a payment of principal of or interest on the Securities, it shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate per annum borne by the Securities, to the extent lawful.

SECTION 2.13. CUSIP NUMBER.

                  The Company in issuing the Securities will use a "CUSIP" number, and the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any changes in CUSIP numbers.

SECTION 2.14. DEPOSIT OF MONEYS.

                  Prior to 10:00 a.m. New York City time on each Interest Payment Date, Redemption Date and the Final Maturity Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date or Final Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date or Final Maturity Date, as the case may be.

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01. NOTICES TO TRUSTEE.

                  If the Company wants to redeem Securities pursuant to paragraph 6 or 7 of the Securities at the applicable redemption price set forth therein, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. The Company shall give such notice to the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein.

SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED.

                  If less than all of the Securities are to be redeemed pursuant to paragraph 6 of the Securities, the Trustee shall select the Securities to be redeemed (1) in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, (2) if the Securities are not then listed on a national securities exchange, on a PRO RATA basis, by lot or by any other method as the Trustee shall deem fair and appropriate; PROVIDED that if a partial redemption is made with the proceeds of an Equity Offering, selection of the Securities or portions thereof for redemption shall be made by the Trustee only on a pro rata basis as is practicable (subject to DTC procedures), unless such method is otherwise prohibited; PROVIDED that, in each case, no securities of $1,000 or less shall be redeemed in part. Selection of the Securities to be redeemed pursuant to paragraph 7 of the Securities shall be made by the Trustee only on a PRO RATA basis or on as nearly a PRO RATA basis as is practicable (subject to the procedures of the Depository) based on the aggregate principal amount of Securities held by each Holder. The Trustee shall make the selection from the Securities then outstanding, subject to redemption and not previously called for redemption.

                  The Trustee may select for redemption pursuant to paragraph 6 or 7 of the Securities portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03. NOTICE OF REDEMPTION.

                  Subject to the provisions of Section 3.08, at least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder at such Holder's registered address whose Securities are to be redeemed. Notices of redemption may not be conditional.

                  Each notice of redemption shall identify the Securities to be redeemed (including, but subject to the provisions of Section 2.13, the CUSIP number thereon) and shall state:

                    (i)    the Redemption Date;

                   (ii)    the redemption price;

                  (iii) the name and address of the Paying Agent to which the Securities are to be surrendered for redemption;

                   (iv) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                    (v) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed;

                   (vi) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the redemption price upon surrender to the Paying Agent; and

                  (vii) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

                  At the Company's written request, the Trustee shall give the notice of redemption on behalf of the Company, in the Company's name and at the Company's expense.

SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION.

                  Once a notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the redemption price specified in such notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest thereon, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date shall be payable to the Holders of record at the close of business on the relevant Interest Record Date.

SECTION 3.05. DEPOSIT OF REDEMPTION PRICE.

                  At least one Business Day before the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company is its own Paying Agent, shall, on or before the Redemption Date, segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest and Liquidated Damages, if any, on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

                  If any Security surrendered for redemption in the manner provided in the Securities shall not be so paid on the Redemption Date due to the failure of the Company to deposit with the Paying Agent money sufficient to pay the redemption price thereof, the principal and accrued and unpaid interest, if any, thereon shall, until paid or duly provided for, bear interest as provided in Sections
2.12 and 4.01 with respect to any payment default.

SECTION 3.06. SECURITIES REDEEMED IN PART.

                  Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07. MANDATORY REDEMPTION.

                  The Company is not required to make any mandatory redemption of, or sinking fund payments with respect to, the Securities.

SECTION 3.08. OFFER TO PURCHASE BY APPLICATION OF ASSET SALE OFFER AMOUNT.

                  In the event that the Company shall be required to commence an Asset Sale Offer pursuant to Section 4.05, it shall follow the procedures specified below.

                  The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement or such longer period as may be required by applicable law (the "OFFER PERIOD"). No later than five Business Days after the termination of the Offer Period (the "PURCHASE DATE"), the Company shall purchase the Asset Sale Offer Amount except as provided in Section
3.02 or, if Securities in an aggregate principal amount less than the Asset Sale Offer Amount have been tendered, all Securities validly tendered in response to the Asset Sale Offer. Payment for any Securities so purchased shall be made in the same manner as interest payments are made.

                  If the Purchase Date is on or after an Interest Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest shall be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Securities pursuant to the Asset Sale Offer.

                  Upon the commencement of an Asset Sale Offer, the Company shall send, by first-class mail, a notice of such Asset Sale Offer to the Trustee and each of the Holders. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

                           (a) that the Asset Sale Offer is being made pursuant to this Section 3.08 and Section 4.05 and the length of time the Asset Sale Offer shall remain open;

                           (b) the Asset Sale Offer Amount, the purchase price and the Purchase Date;

                           (c) that any Security not validly tendered or accepted for payment shall continue to accrue interest;

                           (d) that, unless the Company defaults in making such payment, any Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase

         Date and the only remaining right of the Holder is to receive payment of the purchase price upon surrender of the applicable Security to the Paying Agent;

                           (e) that Holders electing to have a portion of a Security purchased pursuant to an Asset Sale Offer may only elect to have such Security purchased in integral multiples of $1,000;

                           (f) that Holders electing to have a Security purchased pursuant to any Asset Sale Offer shall be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, or transfer by book-entry transfer, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

                           (g) that Holders shall be entitled to withdraw their election if the Company, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

                           (h) that, if the aggregate principal amount of Securities surrendered by Holders exceeds the Asset Sale Offer Amount, the Company shall select the Securities to be purchased on a PRO RATA basis (based on amounts tendered and with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                           (i) that Holders whose Securities were purchased only in part shall be issued a new Security or Securities in principal amount equal to the unpurchased portion of the Securities surrendered (or transferred by book-entry transfer) in the name of the Holder thereof upon cancellation of the original Security.

                  On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a PRO RATA basis to the extent necessary and, except as provided in Section 3.02, the Asset Sale Offer Amount of Securities or portions thereof validly tendered pursuant to the Asset Sale Offer, or if less than the Asset Sale Offer Amount has been validly tendered, all Securities or portions thereof validly tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Securities or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.08. The Company, the Depository or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Securities tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Security, and the Trustee, upon written request from the Company shall authenticate and mail or deliver such new Security to such Holder, in a principal amount equal to any unpurchased portion of the Security surrendered. Any Security not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

                  Other than as specifically provided in this Section 3.08, any purchase pursuant to this Section 3.08 and Section 4.05 shall be made pursuant to the provisions of Sections 3.01 through 3.06.

To the extent that the provisions of any securities laws or regulations conflict with this Section 3.08 or Section 4.05, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.08 or Section 4.05.

                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01. PAYMENT OF SECURITIES.

                  The Company shall pay the principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities in the manner provided in the Securities and the Registration Rights Agreement. An installment of principal, premium, interest or Liquidated Damages shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company, a Subsidiary or an Affiliate of the Company) holds on that date money designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders of the Securities pursuant to the terms of this Indenture. The Trustee shall not be responsible for knowing the amount of Liquidated Damages due unless the Trustee shall have been notified by the Company thereof.

                  The Company shall pay interest on overdue principal at the same rate per annum borne by the Securities. The Company shall pay interest on overdue installments of interest at the same rate per annum borne by the Securities, to the extent lawful, as provided in Section 2.12.

SECTION 4.02. MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office or agent of the Trustee, Registrar or co-registrar) where Securities may be surrendered for payment or for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be presented (the "NEW YORK PRESENTING AGENT"). The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02 hereof. The Company hereby initially designates Wells Fargo Bank Minnesota, N.A., at its address at The Depository Trust Company, 1st Floor, TADS Department, 55 Water Street, New York, New York 10041, for such purposes.

SECTION 4.03. TRANSACTIONS WITH AFFILIATES.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate of the Company (each of the foregoing, an "AFFILIATE TRANSACTION") unless:

                  (i) that Affiliate Transaction is on terms that are no less favorable to the Company or that Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or that Restricted Subsidiary with an unrelated Person; and

                  (ii)     the Company delivers to the Trustee:

                           (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that the relevant Affiliate Transaction complies with clause
                                    (i) above and that the Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors; and

                           (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, an opinion as to the fairness to the Holders of the Securities of that Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

                  Notwithstanding the foregoing, the following items shall not be deemed to be Affiliate Transactions:

                  (i) customary directors' fees, indemnification or similar arrangements or any employment agreement or other compensation plan or arrangement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business (including ordinary course loans to employees not to exceed (1) $2.5 million outstanding in the aggregate at any time and
                           (2) $0.5 million to any one employee) and consistent with the past practice of the Company or that Restricted Subsidiary;

                  (ii) transactions between or among the Company and/or its Restricted Subsidiaries;

                  (iii) payments of customary arms'-length fees by the Company or any of its Restricted Subsidiaries to investment banking firms, financial consultants and financial advisors made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures that are approved by a majority of the Board of Directors in good faith;

                  (iv) any agreement as in effect on the date of this Indenture or any amendment thereto (so long as that amendment is not more disadvantageous to the Holders of the Securities in any material respect than the original agreement as in effect on the Closing Date) or any transaction contemplated thereby;

                  (v) the issuance and sale of Equity Interests (other than Disqualified Stock) of the Company for cash;

                  (vi)     payments pursuant to the Tax Sharing Agreement;

                  (vii) transactions pursuant to loan documents between RailAmerica de Chile, S.A. and the Company as in effect on the date of this Indenture; and

                  (viii) Restricted Payments that are permitted by the provisions of this Indenture described under Section
                           4.06 and any Permitted Investments.

SECTION 4.04. LIMITATION ON INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED
              STOCK.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, Guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "INCUR") any Indebtedness (including Acquired Indebtedness); and the Company will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock;

                  PROVIDED that the Company or any Guarantor may incur Indebtedness, including Acquired Indebtedness, if the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which that additional Indebtedness is incurred would have been at least (x) 2.25 to 1.0 in the case of any such incurrence or issuance occurring on or prior to the thirty-six month anniversary of the date of the indenture and (y) 2.5 to 1 in the case of any such incurrence or issuance that occurs thereafter, in each case determined on a consolidated pro forma basis, including a pro forma application of the net proceeds therefrom, as if the additional Indebtedness had been incurred at the beginning of that four-quarter period.

                  The provisions of the first paragraph of this Section 4.04 will not apply to the incurrence of any of the following items of Indebtedness (collectively, "PERMITTED INDEBTEDNESS"):

                  (i) the incurrence by the Company and any Restricted Subsidiary under the Senior Credit Facility; PROVIDED that the aggregate principal amount of all Indebtedness (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and those Guarantors thereunder) outstanding under the Senior Credit Facility (together with any Indebtedness incurred pursuant to clause (ii) below) does not exceed an amount equal to $380 million LESS (x) the amount of term Indebtedness repaid with the proceeds of the initial offering of the Series A Securities and (y) the aggregate amount of all Net Proceeds of Asset Sales that have been applied by the Company or any of its Restricted Subsidiaries since the date of this Indenture to repay any term Indebtedness under the Senior Credit Facility pursuant to Section 4.05 of this Indenture and LESS the aggregate amount of all Net Proceeds of Asset Sales applied by the Company or any of its Restricted Subsidiaries to repay any revolving credit Indebtedness under the Senior Credit Facility and effect a corresponding commitment reduction thereunder pursuant to Section
                           4.05 of this Indenture;

                  (ii) the incurrence by the Company and its Restricted Subsidiaries of Existing Indebtedness;

                  (iii) the incurrence by the Company of Indebtedness represented by the Securities issued in the initial offering of the Series A Securities on the date of this Indenture (and new Securities issued in exchange therefor) and this Indenture and the incurrence by the Guarantors of the Guarantees;

                  (iv) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Expenditure Indebtedness, Capital Lease Obligations or other obligations, in each case, the proceeds of which are used solely for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment (including acquisitions of Capital Stock of a Person that becomes a Restricted Subsidiary to the extent of the fair market value of the property, plant or equipment so acquired) used in the business of the Company or that Restricted Subsidiary, in an aggregate principal amount (or accreted value, as applicable) not to exceed $10.0 million outstanding after giving effect to that incurrence;

                  (v) Indebtedness arising from agreements of the Company or any Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing that acquisition; PROVIDED that:

                                    (1) that Indebtedness is not reflected on
                           the balance sheet of the Company or any Restricted Subsidiary (contingent obligations referred to in a footnote or footnotes to financing statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on that balance sheet for purposes of this clause (1)); and

                                    (2) the maximum assumable liability in
                           respect of that Indebtedness shall at no time exceed the gross proceeds including non-cash proceeds (the fair market value of those non-cash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Company and/or that Restricted Subsidiary in connection with that disposition;

                  (vi) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance, defease or replace Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred;

                  (vii) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and/or any of its Restricted Subsidiaries; PROVIDED that:

                                    (1) if the Company is the obligor on that
                           Indebtedness, that Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Securities; and

                                    (2) (i) any subsequent issuance or transfer
                           of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either RailAmerica or a Restricted Subsidiary thereof shall be deemed, in each case, to constitute an incurrence of that Indebtedness by the Company or that Restricted Subsidiary, as the case may be, that was not permitted by this clause (vii);

                  (viii) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging:

                                    (1) interest rate risk with respect to any
                           Indebtedness that is permitted by the terms of this Indenture to be outstanding;

                                    (2) exchange rate risk with respect to
                           agreements or Indebtedness of that Person payable denominated in a currency other than U.S. dollars; and

                                    (3) risk with respect to fluctuations in the
                           cost of raw materials (including, without limitation, fuel) used in the ordinary course of business;

                  PROVIDED that those agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates, interest rates or the cost of raw materials or by reason of fees, indemnities and compensation payable thereunder;

                  (ix) the Guarantee by the Company or any of its Restricted Subsidiaries of Indebtedness of the Company or any Restricted Subsidiary that was permitted to be incurred by another provision of this Section 4.04;

                  (x) obligations in respect of performance and surety bonds and completion guarantees (including related letters of credit), bankers' acceptances, workers' compensation claims and payment obligations in connection with self-insurance or similar obligations provided by the Company or any Restricted Subsidiary in the ordinary course of business and industrial revenue bonds or other similar governmental or municipal bonds; and

                  (xi) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) outstanding after giving effect to that incurrence, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause
                           (xi), not to exceed $25.0 million.

                  For purposes of determining compliance with this Section 4.04:

                  o in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (i) through (xi) above or is entitled to be incurred pursuant to the first paragraph of this Section 4.04, the Company shall, in its sole discretion, classify that item of Indebtedness in any manner that complies with this Section 4.04 and that item of Indebtedness will be treated as having been incurred pursuant to any one of those clauses or pursuant to the first paragraph hereof and the Company may divide and classify an item of Indebtedness under more than one of the categories of Permitted Indebtedness described in clauses (i) through (xi); and

                  o accrual of interest or dividends, accretion or amortization of original issue discount will not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.04.

SECTION 4.05. LIMITATION ON CERTAIN ASSET SALES.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate an Asset Sale unless:

                    (1) the Company or the Restricted Subsidiary, as the case may be, receives consideration at the time of that Asset Sale at least equal to the fair market value (evidenced by an Officers' Certificate delivered to the Trustee in the case of an Asset Sale with a fair market value less than $5.0 million and a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee in the case of an Asset Sale with a fair market value greater than or equal to $5.0 million) of the assets or Equity Interests issued or sold or otherwise disposed of; and

                    (2) at least 75% of the consideration therefor received by the Company or the Restricted Subsidiary is in the form of cash or Cash Equivalents.

         For the purposes of this Section 4.05, each of the following shall be deemed to be cash:

                  (i) any liabilities, as shown on the Company's or the Restricted Subsidiary's most recent balance sheet, of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Securities or any Guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or the Restricted Subsidiary from further liability; and

                  (ii) any securities, notes or other obligations received by the Company or the Restricted Subsidiary from the transferee that are promptly converted (but in any event within 90 days) of their receipt by the Company or the Restricted Subsidiary into cash or Cash Equivalents, but only to the extent of the cash or Cash Equivalents received.

                  Within 360 days after the receipt of any Net Proceeds from an Asset Sale, the Company or the Restricted Subsidiary, as the case may be, shall apply the Net Proceeds, at its option, to:

                  (1) repay or purchase Senior Indebtedness or Pari Passu Indebtedness and, if the Indebtedness repaid is Indebtedness under a revolving line of credit, to correspondingly reduce commitments with respect thereto; PROVIDED that, if the Company shall elect to repay or purchase Pari Passu Indebtedness, the Company shall make an offer, in accordance with the procedures set forth in Section 3.08 of this Indenture, to all Holders of Securities to purchase Securities at a purchase price equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase (any such offer shall be on a ratable basis with the holders of such Pari Passu Indebtedness); or

                  (2) (a) an investment in property, the making of a capital expenditure or the acquisition of assets that are used or useful in a Permitted Business; or (b) the acquisition of Capital Stock of any Person primarily engaged in a Permitted Business if as a result of the acquisition by the Company or any Restricted Subsidiary thereof, that Person becomes a Restricted Subsidiary.

                  Pending the final application of any Net Proceeds, the Company may temporarily reduce Indebtedness (including revolving indebtedness under the Senior Credit Facility) or otherwise invest those Net Proceeds in any manner that is not prohibited by this Indenture.

                  Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of the second preceding paragraph will be deemed to constitute "EXCESS PROCEEDS." When the aggregate amount of Excess Proceeds exceeds $15.0 million, the Company will be required to make an offer to all Holders of Securities (an "ASSET SALE OFFER") to purchase the maximum principal amount of Securities (the "ASSET SALE OFFER AMOUNT") that, together with all Pari Passu Indebtedness which the Company is concurrently offering to repay or purchase, may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and liquidated damages, if any, to the date of purchase, in accordance with the procedures set forth in Section 3.08.

                  To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use those Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Securities surrendered by Holders thereof in connection with an Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Securities to be purchased as set forth under Section 3.02. Upon completion of an offer to purchase, the amount of Excess Proceeds shall be reset at zero.

                  The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture relating to an Asset Sale Offer, the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue thereof.

SECTION 4.06. LIMITATION ON RESTRICTED PAYMENTS.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (1) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company) or to the direct or indirect holders of the Company's or any of its Subsidiaries' Equity Interests other than (x) dividends or distributions payable in Equity Interests (other than Disqualified Stock of the Company) or (y) dividends or distributions payable by a Restricted Subsidiary to the Company or any Restricted Subsidiary of the Company; (2) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary of the Company); (3) make any principal payment on or with respect to, or purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any

Indebtedness of the Company that is subordinate or junior in right of payment to the Securities except in accordance with the mandatory redemption or repayment provisions set forth in the original documentation governing that Indebtedness (but not pursuant to any mandatory offer to repurchase upon the occurrence of any event); or (4) make any Restricted Investment (all such payments and other actions set forth in clauses (1) through (4) above being collectively referred to as "RESTRICTED PAYMENTS"), unless, at the time of and after giving effect to such Restricted Payment:

                  (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

                  (b) the Company would, immediately after such Restricted Payment and after giving pro forma effect thereto as if that Restricted Payment had been made at the beginning of the Company's most recently completed four full fiscal quarters, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio set forth in the first paragraph of Section 4.04 of this Indenture; and

                  (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of this Indenture (excluding Restricted Payments permitted by clauses (2), (3), (4) and (5) (ii) of the next succeeding paragraph), is less than the sum, without duplication, of:

                    (1) 50% of the aggregate Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first full fiscal quarter commencing after the date of this Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of that Restricted Payment (or, if Consolidated Net Income for that period is a deficit, less 100% of the deficit); plus

                    (2) 100% of the net cash proceeds received by the Company after the date of this Indenture from contributions to the Company's common equity or from the issue or sale after the date of this Indenture of Equity Interests (other than Disqualified Stock) of the Company or of Disqualified Stock or convertible debt securities of the Company to the extent that they have been converted into such Equity Interests, other than (x) Equity Interests, Disqualified Stock or convertible debt securities sold to a Subsidiary of the Company; and
         (y) Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock; PLUS

                    (3) without duplication, (i) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of
         (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment; and (ii) the redesignation of Unrestricted Subsidiaries whose assets are used or useful in, or which is engaged in, one or more Permitted Business as Restricted Subsidiaries (valued, proportionate to the Company's equity interest in that Subsidiary, at the lesser of (a) the fair market value of the net assets of that Subsidiary at the time of that redesignation and (b) the initial amount of such Restricted Investment).

                  The foregoing provisions will not prohibit:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration, such payment would comply with all the provisions of this Indenture;

                  (2) if no Default or Event of Default shall have occurred and be continuing, the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness or Equity Interests of the Company in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than any Disqualified Stock); PROVIDED that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c)(2) of the preceding paragraph;

                  (3) if no Default or Event of Default shall have occurred and be continuing, the defeasance, redemption, repurchase, retirement or other acquisition of subordinated Indebtedness of the Company with the net cash proceeds from a substantially concurrent sale (other than to a Subsidiary of the Company) of, or in exchange for, subordinated Indebtedness;

                  (4) the payment of dividends by a Restricted Subsidiary on any class of common stock of that Restricted Subsidiary if:

                           (i) that dividend is paid pro rata to all holders of that class of common stock; and

                           (ii) at least a majority of that class of common stock is held by the Company or one or more of its Restricted Subsidiaries;

                  (5) (i) the payment of amounts to RailAmerica (directly or through Palm Beach Rail Holding, Inc.) in an amount necessary to enable RailAmerica to pay: (a) the reasonable fees and expenses of its directors,
                           (b) the salaries, wages, employee benefits, insurance and other direct expenses incurred in the ordinary course of business of RailAmerica, (c) taxes in the amounts set forth in the Tax Sharing Agreement, (d) dividends and mandatory redemption with respect to Series A Convertible Preferred Stock of RailAmerica that is outstanding on the date of this Indenture,
                           (e) interest and principal, when due, on RailAmerica's 6% junior convertible subordinated debentures due 2004, (f) up to $2.0 million per fiscal year to repurchase RailAmerica common stock under its stock buyback program and (g) its public company expenses, including legal fees, directors' and officers' insurance costs, accounting fees, financial advisory fees, investor relations costs, directors' fees and printing fees and related expenses, in each case of clauses (a), (b) and (g) in an amount that substantially reflects the contribution of the Company and its Subsidiaries to the consolidated financial results of RailAmerica and its subsidiaries and (ii) the payment of the Net Proceeds from the sale of Quebec Railway Corporation to Palm Beach Rail Holding, Inc. to the extent used to repay Palm Beach Rail Holding, Inc.'s asset sale bridge notes issued on February 4, 2000; and

                  (6) if no Default or Event of Default shall have occurred and be continuing, additional Restricted Payments in an aggregate amount not to exceed $22.0 million; PROVIDED, that no more than $20.0 million of Restricted Payments made pursuant to this clause (6) may be used to repay Palm Beach Rail Holding, Inc.'s asset sale bridge notes issued on February 4, 2000.

                  The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or that Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.

                  The fair market value of any non-cash Restricted Payment shall be determined by the Board of Directors of the Company whose resolution with respect thereto shall be delivered to the Trustee. The Board of Directors' determination must be based on an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the fair market value exceeds $5.0 million.

                  Not later than the date of making any Restricted Payment (other than a Restricted Payment made pursuant to Subsection (5)(i)), the Company shall deliver to the Trustee an Officers' Certificate stating that the Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.06 were computed.

SECTION 4.07. CORPORATE EXISTENCE.

                  Subject to Article Five, the Company and the Guarantors shall do or shall cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence and the corporate, partnership or other existence of each Restricted Subsidiary in accordance with the respective organizational documents of each of them (as the same may be amended from time to time) and the rights (charter and statutory) and material franchises of the Company, the Guarantors and the Restricted Subsidiaries; PROVIDED, HOWEVER, that the Company and the Guarantors shall not be required to preserve any such right or franchise, or the corporate existence of any Restricted Subsidiary, if the Board of Directors or the board of directors of the Guarantors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, the Guarantors and the Restricted Subsidiaries, taken as a whole, and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 4.08. PAYMENT OF TAXES AND OTHER CLAIMS.

                  The Company and the Guarantors shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company, the Guarantors or any Restricted Subsidiary or upon the income, profits or property of the Company, the Guarantors or any Restricted Subsidiary and (2) all lawful claims for labor, materials and supplies which, in each case, if unpaid, might by law become a material liability, or Lien upon the property, of the Company, the Guarantors or any Restricted Subsidiary; PROVIDED, HOWEVER, that neither the Company nor the Guarantors shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made.

SECTION 4.09. NOTICE OF DEFAULTS.

                  (a) In the event that any Indebtedness of the Company, the Guarantors or any of their Subsidiaries is declared due and payable before its maturity because of the occurrence of any default (or any event which, with notice or lapse of time, or both, would constitute such a default) under such Indebtedness, the Company or the Guarantors shall promptly give written notice to the Trustee of such declaration, the status of such default or event and what action the Company or the Guarantors is taking or proposes to take with respect thereto.

                  (b) Upon becoming aware of any Default or Event of Default, the Company or the Guarantors shall promptly deliver an Officers' Certificate to the Trustee specifying the Default or Event of Default.

SECTION 4.10. MAINTENANCE OF PROPERTIES AND INSURANCE.

                  (a) The Company and the Guarantors shall cause all material properties owned by or leased to either of them or any Restricted Subsidiary and used or useful in the conduct of their business or the business of any Restricted Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or the Guarantors may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 4.10 shall prevent the Company, the Guarantors or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or of the board of directors of the Guarantors or Restricted Subsidiary concerned, or of an officer (or other agent employed by the Company, the Guarantors or any Restricted Subsidiary) of the Company, the Guarantors or such Restricted Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company, the Guarantors or any Restricted Subsidiary, and if such discontinuance or disposal is not adverse in any material respect to the Holders.

                  (b) The Company and the Guarantors shall maintain, and shall cause the Restricted Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as are customarily carried by similar businesses of similar size, including property and casualty loss, and workers' compensation insurance.

SECTION 4.11. COMPLIANCE CERTIFICATE.

                  The Company shall deliver to the Trustee within 90 days after the close of each fiscal year a certificate signed by the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company has been made under the supervision of the signing officers with a view to determining whether a Default or Event of Default has occurred and whether or not the signers know of any Default or Event of Default by the Company that occurred during such fiscal year. If they do know of such a Default or Event of Default, the certificate shall describe all such Defaults or Events of Default, their status and the action the Company is taking or proposes to take with respect thereto.

SECTION 4.12. PROVISION OF FINANCIAL INFORMATION.

                  Whether or not required by the rules and regulations of the SEC, so long as any Securities are outstanding, RailAmerica shall furnish to the Holders of Securities, if not then obtainable from the SEC:

                    (1) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K of RailAmerica with appropriate footnotes regarding the results of operations and financial position of the Company or if the Company were required to file those Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by RailAmerica's certified independent accountants; and

                    (2) all current reports that would be required to be filed with the SEC on Form 8-K if RailAmerica were required to file those reports, in each case, within the time periods specified in the SEC's rules and regulations.

         In addition, following the consummation of the exchange offer contemplated by the Registration Rights Agreement, whether or not required by the rules and regulations of the SEC, RailAmerica will file a copy of all the information and reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC will not accept such a filing) and make that information available to securities analysts and prospective investors upon request. The Company shall at all times comply with TIA ss. 314(a).

         In addition, RailAmerica and the Guarantors agree that, for so long as any Securities remain outstanding, they will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.13. WAIVER OF STAY, EXTENSION OR USURY LAWS.

                  The Company and the Guarantors covenant (to the extent that they may lawfully do so) that they shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company or such Guarantor from paying all or any portion of the principal of and/or interest, if any, on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the performance of this Indenture; and (to the extent that they may lawfully do so) each of the Company and the Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.14. CHANGE OF CONTROL.

                  (a) Upon the occurrence of a Change of Control (the date of such occurrence being the "CHANGE OF CONTROL TRIGGER DATE"), each Holder of Securities shall have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Securities pursuant to the offer described below (the "CHANGE OF CONTROL OFFER") at an offer price in cash equal to 101% of the aggregate principal thereof, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase (the "CHANGE OF CONTROL PAYMENT").

                  Within 60 days following any Change of Control, the Company will, or will cause the Trustee to, mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities on the date specified in that notice, which date shall be no earlier than 30 days and no later than 60 days from the date that notice is mailed (the "CHANGE OF CONTROL PAYMENT DATE"), pursuant to the procedures required by this Indenture and described in that notice. Such notice shall state among other things:

                  (i) that a Change of Control Offer is being made, the length of time the Change of Control Offer shall remain open and that all Securities tendered for payment will be accepted for payment, and otherwise subject to the terms and conditions set forth therein;

                  (ii) the purchase price and the Change of Control Payment Date (which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed);

                  (iii) that any Security not tendered will continue to accrue interest;

                  (iv) that any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Payment Date;

                  (v) that Holders accepting the Change of Control Offer will be required to surrender the Securities to the Paying Agent specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

                  (vi) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased;

                  (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

                  (viii) any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

                  (ix)     the name and address of the Paying Agent.

                  (b) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Securities or portions thereof properly tendered pursuant to the Change of Control Offer; (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions thereof so tendered; and (3) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the Company. The Paying Agent will promptly mail to each Holder of Securities so tendered the Change of Control Payment for that Holder's Securities, and the Trustee will promptly authenticate and mail or cause to be transferred by book-entry to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; PROVIDED that each new Security will be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                  Prior to complying with the provisions of this Section 4.14, but in any event within 90 days following a Change of Control, the Company shall either repay all outstanding Senior Indebtedness or obtain the requisite consents, if any, under all agreements governing outstanding Senior Indebtedness to permit the repurchase of Securities required by this Section 4.14.

                  The Change of Control provisions described above will be applicable whether or not any other provisions of this Indenture are applicable. Except as described above with respect to a Change of Control, this Indenture does not contain provisions that permit the Holders of the Securities to require that RailAmerica or the Company repurchase or redeem the Securities in the event of a takeover, recapitalization or similar transaction.

                  The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under that Change of Control Offer.

                  The Company will not be required to make a Change of Control Offer, as provided above, if, in connection with or in contemplation of a Change of Control, it has made an offer to purchase (an "ALTERNATE OFFER") any and all Securities validly tendered at a cash price equal to or greater than the Change of Control offer price and has purchased all Securities properly tendered in accordance with the terms of such Alternate Offer.

                  The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture relating to a Change of Control Offer, the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue thereof.

SECTION 4.15. LIMITATION ON SENIOR SUBORDINATED INDEBTEDNESS.

                  (a) The Company shall not incur any Indebtedness that would rank both (1) senior in right of payment to the Securities and (2) subordinate in right of payment to any other Indebtedness of the Company; and

                  (b) no Guarantor that is a Restricted Subsidiary will incur any Indebtedness that would rank both (1) senior in right of payment to that Guarantor's Guarantee and (2) subordinate in right of payment to any other Indebtedness of such Guarantor.

SECTION 4.16. LIMITATIONS ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING
              RESTRICTED SUBSIDIARIES.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction on the ability of any of its Restricted Subsidiaries to:

                  (1) (a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (i) on its Capital Stock or (ii) with respect to any other interest or participation in, or measured by, its profits; or

                      (b) pay any Indebtedness owed to the Company or any Restricted Subsidiary,

                  (2) make loans or advances to the Company or any Restricted Subsidiary or

                  (3) transfer any of its properties or assets to the Company or any Restricted Subsidiary.

                  The foregoing restrictions will not apply to encumbrances or restrictions existing under or by reason of:

                  (1) Existing Indebtedness as in effect as of the date of this Indenture;

                  (2) the Senior Credit Facility as in effect as of the date of this Indenture;

                  (3) this Indenture, the Securities and the Guarantees;

                  (4) Foreign Credit Facilities; PROVIDED that the Indebtedness incurred thereunder was permitted by the terms of this Indenture to be incurred;

                  (5) applicable law and any applicable rule, regulation or order;

                  (6) any agreement or instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of that acquisition (except to the extent created in contemplation of that acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; PROVIDED that, in the case of Indebtedness, that Indebtedness was permitted by the terms of this Indenture to be incurred;

                  (7) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

                  (8) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (6) above on the property so acquired;

                  (9) contracts for the sale of assets, including, without limitation, customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of the Restricted Subsidiary;

                  (10) secured Indebtedness otherwise permitted to be incurred pursuant to Sections 4.04 and 4.18 of this Indenture that limit the right of the debtor to dispose of the assets securing that Indebtedness;

                  (11) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

                  (12) customary provisions in joint venture agreements and other similar agreements entered into in the ordinary course of business; and

                  (13) Permitted Refinancing Indebtedness of Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clauses (1), (2), (3), (4) or (6) above; PROVIDED that the restrictions contained in the agreements governing that Permitted Refinancing Indebtedness are, in the good faith judgment of the Company's Board of Directors, not materially less favorable, taken as a whole, to the Holders of the Securities than those contained in the agreements governing the Indebtedness being refinanced.

SECTION 4.17. DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES.

                  The Board of Directors of the Company may designate any Restricted Subsidiary of the Company to be an Unrestricted Subsidiary if that designation would not cause a Default or an Event of Default. If a Restricted Subsidiary of the Company is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be an Investment made as of the time of such designation and will either reduce the amount available for Restricted Payments under the first paragraph of
Section 4.06 in this Indenture or reduce the amount available for future Investments under one or more clauses of the definition of Permitted Investments, if applicable, as the Company shall determine. That designation will only be permitted if such Investment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors may redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary if the redesignation would not cause a Default or an Event of Default.

SECTION 4.18. LIMITATION ON LIENS.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien, other than a Permitted Lien, that secures obligations under any Pari Passu Indebtedness or subordinated Indebtedness of the Company, on any property or asset now owned or hereafter acquired by the Company or any of its Restricted Subsidiaries, or any income or profits therefrom, or assign or convey any right to receive income therefrom, unless the Securities are equally and ratably secured with the obligations so secured until such time as those obligations are no longer secured by a Lien; PROVIDED that, in any case involving a Lien securing subordinated Indebtedness of the Company, that Lien is subordinated to the Lien securing the Securities at least to the same extent that such subordinated Indebtedness is subordinated to the Securities.

SECTION 4.19. ADDITIONAL SECURITY GUARANTEES.

                  If the Company or any of its Restricted Subsidiaries acquires or creates another Domestic Subsidiary after the date of this Indenture or if any Foreign Restricted Subsidiary issues a Guarantee in favor of the lenders under the Senior Credit Facility (other than Guarantees by Canadian Subsidiaries of borrowings under the Canadian revolving credit facility and Guarantees by Australian Subsidiaries of borrowings under the Australian revolving credit facility), such Subsidiary must become a Guarantor and execute a supplemental indenture (the "OTHER COMPANY INDEBTEDNESS GUARANTEE") and deliver an Opinion of Counsel to the Trustee within ten Business Days of the date on which it was acquired or created or such other Guarantee is issued; PROVIDED that all Subsidiaries that have been properly designated as Unrestricted Subsidiaries in accordance with this Indenture shall not become Guarantors for so long as they continue to constitute Unrestricted Subsidiaries.

                  Each Guarantee of the Securities created by a Restricted Subsidiary pursuant to the provisions described in the foregoing paragraph shall be in form and substance satisfactory to the Trustee and shall provide, among other things, that it will be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer permitted by this Indenture of (a) all of the Company's Capital Stock in such Restricted Subsidiary or (b) the sale of all or substantially all of the assets of the Restricted Subsidiary and upon the application of the Net Proceeds from such sale in accordance with the requirements of Section 4.05 or (ii) the release or discharge of the Other Company Indebtedness Guarantee that resulted in the creation of such Guarantee of the Securities.

SECTION 4.20. BUSINESS ACTIVITIES.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any business other than Permitted Businesses, except to such extent as would not be material to the Company and its Restricted Subsidiaries taken as a whole.

SECTION 4.21. PAYMENTS FOR CONSENT.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or is paid to all Holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                                  ARTICLE FIVE

                         MERGERS; SUCCESSOR CORPORATION

SECTION 5.01. MERGERS, CONSOLIDATION AND SALE OF ASSETS.

                  The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or, directly or indirectly, sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another Person unless:

                  (1) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which that sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

                  (2) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which that sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Registration Rights Agreement, the Securities and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

                  (3) immediately after that transaction no Default or Event of Default exists; and

                  (4) the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which that sale, assignment, transfer, conveyance or other disposition shall have been made, will, at the time of such transaction and after giving pro forma effect thereto as if the transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section
         4.04 of this Indenture.

                  The foregoing clause (4) will not prohibit:

                           (a) a merger between the Company and a Wholly Owned Subsidiary of RailAmerica;

                           (b) a merger between the Company and a Wholly Owned Restricted Subsidiary; or

                           (c)      a merger between the Company and an
                                    Affiliate incorporated solely for the
                                    purpose of reincorporating the Company in another State of the United States so long as, in the case of clauses (a), (b) and (c), the amount of Indebtedness of the Company and its Restricted Subsidiaries is not increased thereby.

                  No Guarantor may consolidate with or merge with or into another person or entity, whether or not the Guarantor is the surviving Person, unless:

                  (1) subject to the provisions of the following paragraph, the Person formed by or surviving any such consolidation or merger, if other than the Company or the Guarantor, unconditionally assumes all the obligations of the Guarantor pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee under this Indenture, the Guarantee and the Registration Rights Agreement; and

                  (2) immediately after giving effect to such transaction, no Default or Event of Default exists.

In the event of:

                  o a sale or other disposition of all of the assets of a Guarantor that is a Subsidiary, by way of merger, consolidation or otherwise, if the Guarantor applies the Net Proceeds of that sale in accordance with
                           Section 4.05 of this Indenture;

                  o a sale or other disposition of all of the capital stock of a Guarantor that is a Subsidiary, if the Net Proceeds of that sale are applied in accordance with
                           Section 4.05 of this Indenture; or

                  o the designation of any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary in accordance with the terms of this Indenture,

         that Guarantor will be released and relieved of any obligations under its Guarantee.

SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED.

                  (a) In the event of any Disposition of the Company or the Guarantors in accordance with Section 5.01, the successor corporation formed by such consolidation or into which the Company or the Guarantors is merged or to which such Disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantors under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantors herein, and thereafter the predecessor corporation shall be relieved of all Obligations and covenants under this Indenture and the Securities.

                                   ARTICLE SIX

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 6.01. EVENTS OF DEFAULT.

                  Each of the following shall be an "EVENT OF DEFAULT" for purposes of this Indenture:

                  (i) a default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Securities (whether or not prohibited by the subordination provisions of this Indenture);

                  (ii) a default in payment when due of principal or premium, if any, on the Securities (whether or not prohibited by the subordination provisions of this Indenture);

                  (iii) failure by the Company or any of its Restricted Subsidiaries for 30 days after receipt of notice from the Trustee or Holders of at least 25% in principal amount of the Securities then outstanding to comply with the provisions of Section 4.04, 4.05, 4.06, 4.14 or 5.01;

                  (iv) failure by the Company for 60 days after notice from the Trustee or the Holders of at least 25% in principal amount of the Securities then outstanding to comply with any of its other agreements in this Indenture or the Securities;

                  (v) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of its Restricted Subsidiaries), whether that Indebtedness or Guarantee now exists, or is created after the date of this Indenture, which default:

                                    (a) is caused by a failure to pay
                           Indebtedness at its stated final maturity (after giving effect to any applicable grace period provided in that Indebtedness) (a "PAYMENT DEFAULT"); or

                                    (b) results in the acceleration of that
                           Indebtedness prior to its stated final maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregated $10.0 million or more;

                  (vi) failure by the Company or any of its Subsidiaries to pay final judgments aggregating in excess of $10.0 million (net of any amounts with respect to which a reputable and creditworthy insurance company has acknowledged liability in writing), which judgments are not paid, discharged or stayed within a period of 60 days after such judgment or judgments become final and non-appealable;

                  (vii) except as permitted by this Indenture, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Guarantee;

                  (viii) the Company, the Guarantors or any of its Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law: (I) commences a voluntary case, (II) consents to the entry of an order for relief against it in an involuntary case, (III) consents to the appointment of a Custodian of it or for all or substantially all of its property, (IV) makes a general assignment for the benefit of its creditors, or (V) generally is not paying its debts as they become due; and

                  (ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (I) is for relief against the Company, the Guarantors or any of its Significant Subsidiaries in an involuntary case,
                           (II) appoints a Custodian of the Company, the Guarantors or any of its Significant Subsidiaries or for all or substantially all of the property of the Company, the Guarantors or any of its Significant Subsidiaries, or (III) orders the liquidation of the Company, the Guarantors or any of its Significant Subsidiaries, and the order or decree remains unstayed and in effect for 60 days.

                  The term "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  In the case of any Event of Default pursuant to paragraph (i) or (ii) above occurring by reason of any willful action (or inactions) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have to pay pursuant to a redemption of Securities as described under Article Three, an equivalent premium shall also become and be immediately, due and payable to the extent permitted by law.

SECTION 6.02. ACCELERATION.

                  If any Event of Default (other than an Event of Default specified in clauses (viii) and (ix) above with respect to events of bankruptcy or insolvency with respect to the Company or any Subsidiary that is a Significant Subsidiary) occurs and is continuing, the Holders of at least 25% in principal amount of the then outstanding Securities may direct the Trustee to declare all the Securities to be due and payable immediately. Upon any such declaration, the Securities shall become due and payable immediately. However, so long as any Indebtedness permitted to be incurred pursuant to the Senior Credit Facility shall be outstanding, that acceleration shall not be effective until the earlier of:

                  (1) an acceleration of any such Indebtedness under the Senior Credit Facility; and

                    (2) five Business Days after receipt by the Company and the administrative agent under the Senior Credit Facility of written notice of that acceleration.

                  Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (viii) and (ix) above with respect to events of bankruptcy or insolvency with respect to the Company or any Subsidiary that is a Significant Subsidiary, all outstanding Securities will become due and payable without further action or notice. Holders of the Securities may not enforce this Indenture or the Securities except as provided in this Indenture.

                  The Holders of a majority in aggregate principal amount of the then outstanding Securities by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium or Liquidated Damages, if any, that has become due solely because of the acceleration) have been cured or waived; PROVIDED that, in the event of a declaration of acceleration of the Securities because an Event of Default has occurred and is continuing as a result of the acceleration of any Indebtedness described in clause (v) above, the declaration of acceleration of the Securities shall be automatically annulled if the Holders of any Indebtedness described in that clause (v) have rescinded the declaration of acceleration in respect of that Indebtedness within 30 days of the date of that declaration and if:

                  (1) the annulment of the acceleration of the Securities would not conflict with any judgment or decree of a court of competent jurisdiction; and

                  (2) all existing Events of Default (except non-payment of principal or interest on the Securities that became due solely because of the acceleration of the Securities) have been cured or waived.

SECTION 6.03. OTHER REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest and Liquidated Damages, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy maturing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04. WAIVER OF PAST DEFAULT.

                  Subject to Sections 2.09, 6.07 and 10.02, prior to the declaration of acceleration of the Securities, the Holders of not less than a majority in aggregate principal amount of the outstanding Securities by written notice to the Trustee may waive an existing Default or Event of Default and its consequences under this Indenture, except a continuing Default or Event of Default in the payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on any Security or a Default or Event of Default in respect of any term or provision of this Indenture that may not be amended or modified without the consent of each Holder affected as provided in Section
10.02 (and except for any failure to pay any amount owing to the Trustee, or waiver of any covenant or other provision for the personal protection of the Trustee, without the Trustee's consent). The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. In case of any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Securities, respectively. This paragraph of this Section 6.04 shall be in lieu of ss. 316(a)(1)(B) of the TIA and such ss. 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture and the Securities, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 6.05. CONTROL BY MAJORITY.

                  Subject to Section 2.09, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; PROVIDED, HOWEVER, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction. This Section 6.05 shall be in lieu of ss. 316(a)(1)(A) of the TIA, and such ss. 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 6.06. LIMITATION ON SUITS.

                  A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (ii) the Holders of at least 25% in aggregate principal amount of the outstanding Securities make a written request to the Trustee to pursue a remedy;

                  (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (v) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 6.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of or interest or Liquidated Damages, if any, on a Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 6.08. COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default in payment of principal or premium, if any, or interest or Liquidated Damages, if any, specified in Section 6.01(i) or
(ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantors or any other obligor on the Securities for the whole amount of principal and premium, if any, and accrued interest remaining unpaid, and Liquidated Damages, if any, together with interest overdue on principal and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate PER ANNUM borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company or the Guarantors (or any other obligor upon the Securities), any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10. PRIORITIES.

                  If the Trustee collects any money or property pursuant to this Article Six, subject to the provisions of Articles Eight and Twelve, it shall pay out the money or property in the following order:

                  First: to the Trustee for amounts due under Section 7.07;

                  Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, or Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  Third: to the Company or, to the extent the Trustee collects any amount from the Guarantors, to the Guarantors.

                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

SECTION 6.11. UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 shall not apply to a suit by the Trustee, a suit by a Holder or group of Holders of more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement or the payment of the principal of or interest or premium or Liquidated Damages, if any, on any Securities on or after the respective due dates expressed in the Security.

                                  ARTICLE SEVEN

                                     TRUSTEE

SECTION 7.01. DUTIES OF TRUSTEE.

                  (a) If a Default or Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under similar circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of a Default or Event of
Default:

                    (1) The Trustee shall not be liable except for the performance of such duties as are specifically set forth herein; and

                    (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture; however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (1) This paragraph does not limit the effect of paragraph
(b) of this Section 7.01;

                    (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive from such Holders an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02. RIGHTS OF TRUSTEE.

                  Subject to Section 7.01:

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel or both, which shall conform to the provisions of Section 13.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through attorneys and agents of its selection and shall not be responsible for the misconduct or negligence of any agent or attorney (other than an agent who is an employee of the Trustee) appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                  (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any request or direction of the Guarantors mentioned herein shall be sufficiently evidenced if signed by an officer of the Guarantors.

                  (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, security, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantors, personally or by agent or attorney.

                  (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  (j) Permissive rights or powers available to the Trustee hereunder shall not be assumed to be mandatory duties or obligations.

SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, subject to Section 7.10 hereof. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04. TRUSTEE'S DISCLAIMER.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company or the Guarantors in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication.

SECTION 7.05. NOTICE OF DEFAULTS.

                  The Company shall deliver to the Trustee annually a statement regarding compliance with this Indenture and, upon an Officer of the Company becoming aware of any Default or Event of Default, a statement specifying such Default or Event of Default. If a Default or an Event of Default occurs and is continuing and the Trustee knows of such Default or Event of Default, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 90 days after the occurrence thereof. Except in the case of a Default or an Event of Default (except a Default or Event of Default relating to the payment of principal or interest) on any Security or a Default or Event of Default in complying with Section 5.01 hereof, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders. This Section 7.05 shall be in lieu of the proviso to ss. 315(b) of the TIA and such proviso to ss. 315(b) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS.

                  If required by TIA ss. 313(a), within 60 days after each August 1 beginning with August 1, 2001 following the date of this Indenture, the Trustee shall mail to each Securityholder a report dated as of such August 1 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b), (c) and (d).

                  A copy of each such report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange, if any, on which the Securities are listed.

                  The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or of any delisting thereof.

SECTION 7.07. COMPENSATION AND INDEMNITY.

                  The Company and the Guarantors, jointly and severally, shall pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantors shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances (including fees, disbursements and expenses of its agents and counsel) incurred or made by it in addition to the compensation for its services except any such disbursements, expenses and advances as may be attributable to the Trustee's negligence or bad faith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel and any taxes or other expenses incurred by a trust created pursuant to Section 9.01 hereof.

                  The Company and the Guarantors, jointly and severally, shall indemnify the Trustee for, and hold it harmless against any and all loss, damage, claims, liability or expense, including taxes (other than franchise taxes imposed on the Trustee and taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company shall not relieve the Company or the Guarantors of their respective obligations hereunder. The Company and the Guarantors shall defend the claim and the Trustee shall cooperate in the defense (and may employ its own counsel) at the Company's and the Guarantors' expense; PROVIDED, HOWEVER, that the Company's and the Guarantors' reimbursement obligation with respect to counsel employed by the Trustee will be limited to the reasonable fees and expenses of such counsel.

                  The Company and the Guarantors need not pay for any settlement made without their written consent, which consent shall not be unreasonably withheld. The Company and the Guarantors need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee as a result of the violation of this Indenture by the Trustee.

                  To secure the Company's and the Guarantors' payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or premium, if any, or interest or Liquidated Damages, if any, on particular Securities or the purchase price or redemption price of any Securities to be purchased pursuant to an Asset Sale Offer or Change of Control Offer or redeemed.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(viii) or (ix) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Company's and the Guarantors' obligations under this Section 7.07 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's and the Guarantor's obligations pursuant to Article Nine and any rejection or termination under any Bankruptcy Law.

SECTION 7.08. REPLACEMENT OF TRUSTEE.

                  The Trustee may resign at any time by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                  (1)      the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent under any Bankruptcy Law;

                  (3) a custodian or other public officer takes charge of the Trustee or its property; or

                  (4)      the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. As promptly as practicable after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 7.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in
Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's and the Guarantor's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking corporation, the resulting, surviving or transferee corporation or banking corporation without any further act shall be the successor Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

                  This Indenture shall always have a Trustee which shall be eligible to act as Trustee under TIA ss.ss. 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any "conflicting interest" within the meaning of TIA ss. 310(b), the Trustee and the Company shall comply with the provisions of TIA ss. 310(b); PROVIDED, HOWEVer, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, the Trustee shall resign immediately in the manner and with the effect hereinbefore specified in this Article Seven.

SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                  ARTICLE EIGHT

                           SUBORDINATION OF SECURITIES

SECTION 8.01. SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

                  The Company and the Guarantors covenant and agree, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that all Securities shall be issued subject to the provisions of this Article Eight; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest and Liquidated Damages, if any, on the Securities by the Company or the Guarantors shall, to the extent and in the manner set forth in this Article Eight, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all amounts payable under Senior Indebtedness, whether outstanding on the date of the Indenture or thereafter incurred.

SECTION 8.02. NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.

                  (a) The Company may not make any payment or distribution to the Trustee or any Holder upon or in respect of the Subordinated Note Obligations (except that Holders of Securities may receive payments in Permitted Junior Securities or made from the defeasance trust described under Section 9.04) until all Obligations with respect to Senior Indebtedness have been paid in full in cash or Cash Equivalents, if (i) a default in the payment of the principal (including reimbursement obligations in respect to letters of credit) of, premium, if any, or interest on or commitment, letter of credit or administrative fees relating to, Designated Senior Indebtedness occurs and is continuing beyond any applicable period of grace or (ii) any other default occurs and is continuing with respect to Designated Senior Indebtedness that permits holders of the Designated Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a written notice (with a copy to the Company) of such other default (a "PAYMENT BLOCKAGE NOTICE") from the Company or the holders of any Designated Senior Indebtedness. Payments on the Securities may and shall be resumed (a) in the case of a payment default, upon the date on which such default is cured or waived and (b) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee (such period being referred to herein as the "PAYMENT BLOCKAGE PERIOD"), unless a payment default on Designated Senior Indebtedness then exists. No new Payment Blockage Period may be commenced unless and until 360 days have elapsed since the date of receipt by the Trustee of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been waived or cured for a period of not less than 90 days.

                  (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 8.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Designated Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Designated Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Designated Senior Indebtedness that such prohibited payment has been made, the holders of the Designated Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on the Designated Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Designated Senior Indebtedness.

SECTION 8.03. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  (a) Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, an assignment for the benefit of creditors or any marshaling of the assets and liabilities of the Company, (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all Obligations due in respect of such Senior Indebtedness (including interest after the commencement of any such proceeding, whether or not allowable as a claim in any such proceeding, at the rate specified in the applicable Senior Indebtedness) before the Holders of Securities shall be entitled to receive any payment with respect to the Subordinated Note Obligations under the Securities, and (2) until all Obligations with respect to Senior Indebtedness are paid in full in cash or Cash Equivalents, any distribution to which the Holders of Securities would be entitled shall be made to holders of Senior Indebtedness. However, Holders of Securities may receive and retain Permitted Junior Securities and payments made from the defeasance trust described in Section 9.04.

                  (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 8.03(a) and before all obligations in respect of Senior Indebtedness are paid in full in cash or Cash Equivalents, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 8.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

SECTION 8.04. SUBROGATION.

                  Upon the payment in full in cash or Cash Equivalents of all Senior Indebtedness, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of and interest and Liquidated Damages, if any, on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Eight, and no payment over pursuant to the provisions of this Article Eight to the holders of Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Eight are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Eight shall have been applied, pursuant to the provisions of this Article Eight, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

SECTION 8.05. OBLIGATIONS OF COMPANY UNCONDITIONAL.

                  Nothing contained in this Article Eight or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest and Liquidated Damages, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eight of the holders of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  Without limiting the generality of the foregoing, nothing contained in this Article Eight shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; PROVIDED, HOWEVER, that all Senior Indebtedness then due and payable shall first be paid in full before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from the Company of principal of or interest or Liquidated Damages, if any, on the Securities.

SECTION 8.06. NOTICE TO TRUSTEE.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eight. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; PROVIDED that if the Trustee shall not have received the notice provided for in this Section 8.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest or Liquidated Damages, if any, on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 8.06 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 8.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Eight, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eight, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 8.07. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

                  Upon any payment or distribution of assets or securities referred to in this Article Eight, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eight.

SECTION 8.08. TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.

                  The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Eight with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eight, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Section 8.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Eight or otherwise.

SECTION 8.09. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE
              COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

                  No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Eight are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

SECTION 8.10. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF
              SECURITIES.

                  Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on its or his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Eight, and appoints the Trustee its or his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

SECTION 8.11. THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of principal of or interest or Liquidated Damages, if any, on the Securities by reason of any provision of this Article Eight shall not be construed as preventing the occurrence of an Event of Default specified in clause (i) or (ii) of Section 6.01.

SECTION 8.12. TRUSTEE'S COMPENSATION NOT PREJUDICED.

                  Nothing in this Article Eight shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

SECTION 8.13. NO WAIVER OF SUBORDINATION PROVISIONS.

                  Without in any way limiting the generality of Section 8.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Eight or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 8.14. SUBORDINATION PROVISIONS NOT APPLICABLE TO COLLATERAL HELD IN
              TRUST FOR SECURITYHOLDERS; PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

                  All money and Government Securities deposited in trust with the Trustee pursuant to and in accordance with Article Nine shall be for the sole benefit of the Holders and shall not be subject to this Article Eight.

                  Nothing contained in this Article Eight or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 8.02, from making payments of principal of and interest and Liquidated Damages, if any, on the Securities, or from depositing with the Trustee any moneys for such payments or from effecting a termination of the Company's and the Guarantor's obligations under the Securities and this Indenture as provided in Article Nine, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest and Liquidated Damages, if any, on the Securities, to the Holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 8.02(b) or in Section 8.06. The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

SECTION 8.15. ACCELERATION OF SECURITIES.

                  If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of the Senior Indebtedness of the acceleration.

                                  ARTICLE NINE

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 9.01. DISCHARGE OF INDENTURE.

                  The Company and the Guarantors may terminate their Obligations under the Securities, the Guarantees and this Indenture, except the obligations referred to in the last paragraph of this Section 9.01, if there shall have been cancelled by the Trustee or delivered to the Trustee for cancellation all Securities theretofore authenticated and delivered (other than any Securities that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 2.07) and the Company has paid all sums payable by it hereunder or deposited all required sums with the Trustee.

                  After such delivery the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantors' Obligations under the Securities, the Guarantees and this Indenture except for those surviving obligations specified below.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantors in Sections 7.07,
9.05 and 9.06 hereof shall survive.

SECTION 9.02. LEGAL DEFEASANCE.

                  The Company may at its option and at any time by resolution of the Board of Directors, be discharged from its Obligations with respect to the outstanding Securities and this Indenture and the Guarantors discharged from their Obligations under the Guarantee and this Indenture on the date the conditions set forth in Section 9.04 below are satisfied (hereinafter, the "LEGAL DEFEASANCE OPTION"). For this purpose, exercise of such Legal Defeasance Option means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities and to have satisfied all its other Obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 9.06 hereof, execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities to receive solely from the trust funds described in Section 9.04 hereof and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Liquidated Damages, if any, on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Article Two and Section 4.02, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof), and the Company's obligations in connection therewith and (D) this Article Nine. Subject to compliance with this Article Nine, the Company may exercise its Legal Defeasance Option under this Section 9.02 with respect to the Securities notwithstanding the prior exercise of its option under Section 9.03 below with respect to the Securities. If the Company exercises its Legal Defeasance Option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto.

SECTION 9.03. COVENANT DEFEASANCE.

                  At the option of the Company, pursuant to a resolution of the Board of Directors, the Company and the Guarantors shall be released from their respective Obligations under Sections 4.03 through 4.21, clauses (3) and (4) of paragraph (a) of Section 5.01, and paragraphs (iii), (iv), (v) and (vi) of
Section 6.01, with respect to the outstanding Securities on and after the date the conditions set forth in Section 9.04 hereof are satisfied (hereinafter, "COVENANT DEFEASANCE OPTION"). For this purpose, exercise of such Covenant Defeasance Option means that the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified Section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby. In the event Covenant Defeasance occurs, certain events (not including non-payment with respect to the Securities, bankruptcy, receivership, rehabilitation and insolvency events) described under Section 6.01 will no longer constitute an Event of Default with respect to the Securities. If the Company exercises the Covenant Defeasance Option, payment of the Securities shall not be accelerated because of an Event of Default specified in paragraphs
(iii), (iv), (v) or (vi) of Section 6.01 or because of the Company's failure to comply with clauses (3) and (4) under paragraph (a) of Section 5.01.

SECTION 9.04. CONDITIONS TO LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

                  The following shall be the conditions to application of
Section 9.02 or Section 9.03 hereof to the outstanding Securities:

                  (1) the Company must irrevocably deposit with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article Nine applicable to
         it) as funds in trust (the "DEFEASANCE TRUST") for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, cash in United States dollars, non-callable Government Securities, or a combination thereof, in those amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest and Liquidated Damages, if any, on the outstanding Securities on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Securities are being defeased to maturity or to a particular redemption date;

                  (2) in the case of an election under Section 9.02 above, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that:

                           (a) the Company has received from, or there has been
                  published by, the Internal Revenue Service a ruling; or

                           (b) since the date of this Indenture, there has been
                  a change in the applicable federal income tax law,

                  in either case to the effect that, and based thereon that Opinion of Counsel shall confirm that, subject to customary assumptions and exclusions, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of that Legal

                  Defeasance Option and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if that Legal Defeasance Option had not occurred;

                  (3) in the case of an election under Section 9.03 above, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of that Covenant Defeasance Option and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if that Covenant Defeasance Option had not occurred;

                  (4) no Default or Event of Default shall have occurred and be continuing on the date of that deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to that deposit);

                  (5) such Legal Defeasance Option or Covenant Defeasance Option shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                  (6) the Company must have delivered to the Trustee an Opinion of Counsel to the effect that, subject to customary assumptions and exclusions, after the 91st day following the deposit, the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or any analogous New York State law provision or any other applicable federal or New York bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (7) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit under clause (1) was not made by the Company with the intent of preferring the Holders of Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

                  (8) the Company must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel (which opinion may be subject to customary assumptions and exclusions), each stating that all conditions precedent provided for relating to the Legal Defeasance Option or the Covenant Defeasance Option have been complied with.

SECTION 9.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST;
              OTHER MISCELLANEOUS PROVISIONS.

                  All money and Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.04 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium, if any, accrued interest and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

                  The Company and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 9.04 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                  Anything in this Article Nine to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Securities held by it as provided in Section
9.04 which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance Option or Covenant Defeasance Option.

SECTION 9.06. REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 9.01, 9.02 or 9.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantors' Obligations under this Indenture, the Securities and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article Nine until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Securities in accordance with Section 9.01; PROVIDED, HOWEVER, that if the Company or the Guarantors has made any payment of principal of, premium, if any, accrued interest or Liquidated Damages, if any, on any Securities because of the reinstatement of their Obligations, the Company or the Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

SECTION 9.07. MONEYS HELD BY PAYING AGENT.

                  In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 9.01 hereof, to the Company (or, if such moneys had been deposited by the Guarantors, to such Guarantors), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

SECTION 9.08. MONEYS HELD BY TRUSTEE.

                  Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or the Guarantors in trust for the payment of the principal of, or premium, if any, interest or Liquidated Damages, if any, on any Security that are not applied but remain unclaimed by the Holder of such Security for two years after the date upon which the principal of, or premium, if any, interest or Liquidated Damages, if any, on such Security shall have respectively become due and payable shall be repaid to the Company (or, if appropriate, the Guarantors) upon Company Request, or if such moneys are then held by the Company or the Guarantors in trust, such moneys shall be released from such trust; and the Holder of such Security entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantors for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company and the Guarantors, either mail to each Securityholder affected, at the address shown in the Register, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in The City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company or the Guarantors. After payment to the Company or the Guarantors or the release of any money held in trust by the Company or the Guarantors, as the case may be, Securityholders entitled to the money must look only to the Company and the Guarantors for payment as general creditors unless applicable abandoned property law designates another Person.

                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01. WITHOUT CONSENT OF HOLDERS.

                  Notwithstanding Section 10.02, the Company and the Guarantors, when authorized by a resolution of the Board of Directors and the board of directors of the Guarantors, and the Trustee may amend or supplement this Indenture, the Guarantees or the Securities without notice to or consent of any
Securityholder:

                  (i)      to cure any ambiguity, defect or inconsistency;

                  (ii) to provide for uncertificated Securities in addition to or in place of Certificated Securities;

                  (iii) to provide for the assumption of the Company's obligations to Holders of Securities in the case of a merger or consolidation or sale of all or substantially all of the assets of the Company or to provide the assumption of any Guarantor's obligations under its Guarantee in the case of a merger or consolidation of that Guarantor;

                  (iv) to make any change that would provide any additional rights or benefits to the Holders of Securities or that does not materially adversely affect the legal rights under this Indenture of any such Holder;

                  (v) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act;

                  (vi)     to provide for Guarantees of the Securities; or

                  (vii) to evidence and provide acceptance of the appointment of a successor Trustee under this Indenture.

PROVIDED, HOWEVER, that the Company has delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 10.01.

SECTION 10.02. WITH CONSENT OF HOLDERS.

                  Subject to Section 6.07, the Company and the Guarantors, when authorized by a resolution of the Boards of Directors and the board of directors of the Guarantors, and the Trustee may amend or supplement this Indenture, the Securities and the Guarantees with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities and any existing default or compliance with any provision of this Indenture, the Guarantee or the Securities may be waived with consent of the holders of a majority in principal amount of the then outstanding Securities. Subject to Section 6.07, the Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company or the Guarantors with any provision of this Indenture or the Securities. Consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities shall be included for those purposes. However, without the consent of each Securityholder affected, an amendment or waiver, with respect to any Securities held by a non-consenting Holder, including a waiver pursuant to Section 6.04, may not:

                  (i) reduce the principal amount of any Securities whose Holders must consent to an amendment or supplement to this Indenture or a waiver under this Indenture;

                  (ii) reduce the principal of or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities (other than the provisions described under Sections 4.05 and 4.14);

                  (iii) reduce the rate of or extend the time for payment of interest on any Security;

                  (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment default that resulted from that acceleration);

                  (v) make any Security payable in money other than that stated in the Securities;

                  (vi) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of, or interest or premium or Liquidated Damages, if any, on, the Securities;

                  (vii) release any Guarantor from its obligations under its Guarantee or this Indenture, except in accordance with the terms of this Indenture;

                  (viii) after the Company's obligation to purchase Securities arises thereunder, amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate an Asset Sale Offer with respect to any Asset Sale that has been consummated or, after such Change of Control has occurred or such Asset Sale has been consummated, modify any of the provisions or definitions with respect thereto;

                  (ix) modify or change any provision of this Indenture or the related definitions affecting the subordination or ranking of the Securities or any Guarantee in a manner which adversely affects the Holders; or

                  (x) make any change in the foregoing amendment and waiver provisions.

                  An amendment under this Section 10.02 may not make any change under Article Eight, Article Nine, Article Eleven or Article Twelve hereof that adversely affects in any material respect the rights of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any representative thereof authorized to give a consent) shall have consented to such change.

                  It shall not be necessary for the consent of the Holders under this Section 10.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
10.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 10.03. COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 10.04. REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of such Security by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders of such Securities after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (i) through (vi) of Section 10.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 10.05. NOTATION ON OR EXCHANGE OF SECURITIES.

                  If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 10.06. TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Ten is authorized or permitted by this Indenture and that such amendment, supplement or waiver constitutes the legal, valid and binding obligation of the Company and the Guarantors, enforceable in accordance with its terms (subject to customary exceptions). The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing any amendment, supplement or waiver, the Trustee shall be entitled to receive an indemnity reasonably satisfactory to it.

                                 ARTICLE ELEVEN

                                    GUARANTEE

SECTION 11.01. UNCONDITIONAL GUARANTEE.

                  The Guarantors, jointly and severally, hereby irrevocably and unconditionally Guarantee to each Holder of a Security authenticated by the Trustee and to the Trustee and its successors and assigns that: the principal of and premium, if any, interest or Liquidated Damages, if any, on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether on the Final Maturity Date, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, and interest on the overdue principal and interest on any overdue interest on the Securities and expenses, indemnification or otherwise, and all other obligations of the Company (all such obligations guaranteed by the Guarantors being called herein the "GUARANTEED OBLIGATIONS"), to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in
Section 11.03. The Guarantors hereby agree that their obligations hereunder shall be unconditional and continuing, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantors and shall (a) remain in full force and effect until payment in full of all the Guaranteed Obligations, (b) be binding upon the Guarantors and its successors, transferees and assigns and (c) inure to the benefit of and be enforceable by the Trustee, the Holders of the Securities and their successors, transferees and assigns. The Guarantors hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantees will not be discharged except by complete performance of the Guaranteed Obligations, and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any Custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantors, any amount paid by the Company or the Guarantors to the Trustee or such Holder, the Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantors further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Article Six for the purpose of these Guarantees, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any acceleration of the Guaranteed obligations as provided in Article Six, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of these Guarantees.

SECTION 11.02. SEVERABILITY.

                  In case any provision of these Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.03. LIMITATION OF GUARANTOR'S LIABILITY.

                  The Guarantors and, by its acceptance of a Security issued hereunder, each Holder and the Trustee hereby confirm that it is the intention of all such parties that the Guarantee by the Guarantors pursuant to their Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. federal or state or other applicable law. To effectuate the foregoing intention, the Holders and the Guarantors hereby irrevocably agree that the obligations of the Guarantors under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantors, result in the obligations of the Guarantors under the Guarantee not constituting such fraudulent transfer or conveyance.

SECTION 11.04. SUBORDINATION OF SUBROGATION AND OTHER RIGHTS.

                  The Guarantors hereby agree that any claim against the Company that arises from the payment, performance or enforcement of the Guarantors' obligations under the Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of the Guarantors shall be made before, the payment in full in cash or Cash Equivalents of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.

SECTION 11.05. DELIVERY OF GUARANTEE.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in Section 11.01 on behalf of the Guarantors.

                                 ARTICLE TWELVE

                           SUBORDINATION OF GUARANTEE

SECTION 12.01. GUARANTEE OBLIGATIONS SUBORDINATED TO GUARANTOR SENIOR
               INDEBTEDNESS.

                  The Guarantors covenant and agree, and the Trustee and each Holder of the Securities by its or his acceptance thereof likewise covenants and agrees, that the Guarantees shall be issued subject to the provisions of this Article Twelve; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest and Liquidated Damages, if any, on the Securities pursuant to the Guarantees made by or on behalf of the Guarantors shall, to the extent and in the manner set forth in this Article Twelve, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all amounts payable under Guarantor Senior Indebtedness of the Guarantor, including that Guarantor's borrowings under, or Guarantee of, the Senior Credit Facility, to the same extent that the Securities are subordinated to Senior Indebtedness of the Company as set forth in Article Eight.

SECTION 12.02. NO PAYMENT ON GUARANTEE IN CERTAIN CIRCUMSTANCES.

                  (a) The Guarantors may not make any payment or distribution to the Trustee or any Holder upon or in respect of the Guaranteed Obligations (except that Holders of Securities may receive payments in Permitted Junior Securities or made from the defeasance trust described under Section 9.04) until all Obligations with respect to Designated Guarantor Senior Indebtedness have been paid in full in cash or Cash Equivalents, if (i) a default in the payment of the principal (including reimbursement obligations in respect to letters of credit) of, premium, if any, or interest on or commitment letter of credit or administrative fees relating to, Designated Guarantor Senior Indebtedness occurs and is continuing beyond any applicable period of grace or (ii) any other default occurs and is continuing with respect to Designated Guarantor Senior Indebtedness that permits holders of the Designated Guarantor Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a written notice (with a copy to the Guarantors) of such other default (a "GUARANTOR PAYMENT BLOCKAGE NOTICE") from the Guarantors or the holders of any Designated Guarantor Senior Indebtedness. Payments on the Securities may and shall be resumed (a) in the case of a payment default, upon the date on which such default is cured or waived and (b) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Guarantor Payment Blockage Notice is received by the Trustee (such period being referred to herein as the "GUARANTOR PAYMENT BLOCKAGE PERIOD"), unless a payment default on Designated Guarantor Senior Indebtedness then exists. No new Guarantor Payment Blockage Period may be commenced unless and until 360 days have elapsed since the date of the receipt by the Trustee of the immediately prior Guarantor Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Guarantor Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Guarantor Payment Blockage Notice unless such default shall have been waived or cured for a period of not less than 90 days.

                  (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 12.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Designated Guarantor Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Designated Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of such Designated Guarantor Senior Indebtedness that such prohibited payment has been made, the holders of such Designated Guarantor Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on such Designated Guarantor Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Designated Guarantor Senior Indebtedness.

SECTION 12.03. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  (a) Upon any distribution to creditors of the Guarantors in a liquidation or dissolution of the Guarantors or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Guarantors or their property, an assignment for the benefit of creditors or any marshaling of the assets and liabilities of the Guarantors, (1) the holders of Guarantor Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all Obligations due in respect of such Guarantor Senior Indebtedness (including interest after the commencement of any such proceeding, whether or not allowable as a claim in any such proceeding, at the rate specified in the applicable Guarantor Senior Indebtedness) before the Holders of the Securities pursuant to the Guarantees shall be entitled to receive any payment with respect to the Subordinated Note Obligations under the Securities, and (2) until all Obligations with respect to Guarantor Senior Indebtedness are paid in full in cash or Cash Equivalents, any distribution to which the Holders of Securities pursuant to the Guarantees would be entitled shall be made to holders of Guarantor Senior Indebtedness.

                  (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Guarantors of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 12.03(a) and before all Obligations in respect of the Guarantor Senior Indebtedness are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of the Guarantor Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of Guarantor Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of the Guarantor Senior Indebtedness remaining unpaid until all Guarantor Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Indebtedness; provided that the Trustee shall be entitled to receive from the holders of Guarantor Senior Indebtedness written notice of the amounts owing on the Guarantor Senior Indebtedness.

                  The consolidation of the Guarantors with, or the merger of the Guarantors with or into, another corporation or the liquidation or dissolution of the Guarantors following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

SECTION 12.04. SUBROGATION.

                  Upon the payment in full in cash of all Guarantor Senior Indebtedness of the Guarantors, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of the Guarantors made on Guarantor Senior Indebtedness until the principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve to the holders of the Guarantor Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Guarantors, its creditors other than holders of the Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Guarantors to or on account of the Guarantor Senior Indebtedness. It is understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Guarantor Senior Indebtedness, on the other hand.

                  If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Twelve shall have been applied, pursuant to the provisions of this Article Twelve, to the payment of all amounts payable under Guarantor Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Guarantor Senior Indebtedness any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Guarantor Senior Indebtedness.

SECTION 12.05. OBLIGATIONS OF GUARANTOR UNCONDITIONAL.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities or the Guarantee is intended to or shall impair, as between the Guarantors and the Holders of the Securities, the obligation of the Guarantors, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, or interest and Liquidated Damages, if any, on the Securities as and when the same shall become due and payable in accordance with the terms of the Guarantee, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Guarantor other than the holders of Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Guarantor Senior Indebtedness in respect of cash, property or securities of the Guarantors received upon the exercise of any such remedy.

                  Without limiting the generality of the foregoing, nothing contained in this Article Twelve shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; PROVIDED, HOWEVER, that all Guarantor Senior Indebtedness of the Guarantor then due and payable shall first be paid in full before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from such Guarantors of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities pursuant to such Guarantors' Guarantee.

SECTION 12.06. NOTICE TO TRUSTEE.

                  The Company and the Guarantors shall give prompt written notice to the Trustee of any fact known to the Company or the Guarantors which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Guarantor Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company or the Guarantors, or by a holder of Guarantor Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; PROVIDED that if the Trustee shall not have received the notice provided for in this Section 12.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or premium, if any, or interest or Liquidated Damages, if any, on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Guarantors and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 12.06 shall limit the right of the holders of Guarantor Senior Indebtedness to recover payments as contemplated by Section 12.03.

The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Guarantor Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of Guarantor Senior Indebtedness or a trustee or representative on behalf of any such holder.

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.07. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

                  Upon any payment or distribution of assets or securities of the Guarantors referred to in this Article Twelve, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Guarantor Senior Indebtedness and other Indebtedness of the Guarantors, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 12.08. TRUSTEE'S RELATION TO GUARANTOR SENIOR INDEBTEDNESS.

                  The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Twelve with respect to any Guarantor Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

                  With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness (except as provided in Section 12.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

SECTION 12.09. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE
               GUARANTOR OR HOLDERS OF GUARANTOR SENIOR INDEBTEDNESS.

                  No right of any present or future holders of any Guarantor Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantors or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantors with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Twelve are intended to be for the benefit of, and shall be enforceable directly by, the holders of Guarantor Senior Indebtedness.

SECTION 12.10. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF
               GUARANTEE.

                  Each Holder of Securities by its or his acceptance of such Securities authorizes and expressly directs the Trustee on its or his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve, and appoints the Trustee its or his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Guarantors (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Guarantor, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

SECTION 12.11. THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of an Event of Default specified in clauses (i) or
(ii) of Section 6.01.

SECTION 12.12. TRUSTEE'S COMPENSATION NOT PREJUDICED.

                  Nothing in this Article Twelve shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

SECTION 12.13. NO WAIVER OF GUARANTEE SUBORDINATION PROVISIONS.

                  Without in any way limiting the generality of Section 12.09, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following:
(a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (c) release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Guarantors and any other Person.

SECTION 12.14. SUBORDINATION PROVISIONS NOT APPLICABLE TO COLLATERAL HELD IN
               TRUST FOR SECURITYHOLDERS; PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

                  All money and Government Securities deposited in trust with the Trustee pursuant to and in accordance with Article Nine shall be for the sole benefit of the Holders and shall not be subject to this Article Twelve.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture shall prevent (i) the Guarantors, except under the conditions described in Section 12.02, from making payments of principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities, or from depositing with the

Trustee any moneys for such payments, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities, to the Holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 12.02(b) or in Section 12.06. The Guarantors shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Guarantors.

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

SECTION 13.01. TRUST INDENTURE ACT CONTROLS.

                  This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Indenture.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 13.02.      NOTICES.

                  Any notice or communication shall be sufficiently given if in writing and delivered in person, by facsimile and confirmed by overnight courier, or mailed by first-class mail addressed as follows:

                  if to the Company or to the Guarantors:

                           RailAmerica Transportation Corp.
                           5300 Broken Sound Boulevard, N.W.
                           Boca Raton, Florida  33487

                           Attention:   Mark Phariss
                                        Vice President and
                                        General Counsel

                           Facsimile:   (561) 994-3929
                           Telephone:  (561) 994-6015

                  with a copy to:

                           Greenberg Traurig P.A.
                           1221 Brickell Avenue
                           Miami, Florida  33131

                           Attention:  Fern Watts

                           Facsimile:    (305) 579-0717
                           Telephone:    (305) 579-0692

                  if to the Trustee:

                           Well Fargo Bank Minnesota, N.A.
                           Sixth & Marquette

                           MAC N9303-120
                           Minneapolis, Minnesota 55479

                           Attention:  Corporate Trust Services

                           Facsimile:    (612) 667-9825
                           Telephone:    (612) 667-4456

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed, first-class, postage prepaid, to a Holder including any notice delivered in connection with TIA ss. 310(b), TIA ss. 313(c), TIA ss. 314(a) and TIA ss. 315(b), shall be mailed to it or him at its or his address as set forth in the Register and shall be sufficiently given to it or him if so mailed within the time prescribed. To the extent required by the TIA, any notice or communication shall also be mailed to any Person described in TIA ss. 313(c).

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.03. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

                  Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA ss. 312(c).

SECTION 13.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Company or the Guarantors to the Trustee to take or refrain from taking any action under this Indenture, the Company or the Guarantors shall furnish to the Trustee at the request of the Trustee:

                    (1) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                    (2) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 13.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; PROVIDED, HOWEVER, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 13.06. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

                  The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.07. GOVERNING LAW.

                  The laws of the State of New York shall govern this Indenture, the Securities and the Guarantee without regard to principles of conflicts of law.

SECTION 13.08. NO RECOURSE AGAINST OTHERS.

                  A director, officer, employee or stockholder, as such, of the Company or the Guarantors shall not have any liability for any Obligations of the Company or the Guarantors or any other Subsidiary of the Company under the Securities, the Guarantee or this Indenture or for any claim based on, in respect of or by reason of such Obligations or the creation of any such Obligation. Each Securityholder by accepting a Security waives and releases all such liability, and such waiver and release is part of the consideration for issuance of the Securities. The foregoing waiver may not be effective to waive liabilities under the federal securities laws.

SECTION 13.09. SUCCESSORS.

                  All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Guarantors in this Indenture and the Guarantee shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.10. COUNTERPART ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 13.11. SEVERABILITY.

                  In case any provision in this Indenture, in the Securities or in the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

SECTION 13.12. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, the Guarantors or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.13. LEGAL HOLIDAYS.

                  If a payment date is a not a Business Day at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

                            [Signature Pages Follow]

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.


                           RAILAMERICA TRANSPORTATION CORP.



                            By: /s/ Bennett Marks
                                ------------------------------------------------
                                Name: Bennett Marks
                                Title: Senior Vice President and Chief Financial
                                       Officer



                            RAILAMERICA, INC.,
                                as Guarantor



                            By: /s/ Bennett Marks
                                ------------------------------------------------
                                Name:  Bennett Marks
                                Title: Senior Vice President and Chief Financial
                                       Officer

                                  AUSTIN & NORTHWESTERN RAILROAD COMPANY, INC.
                                  BOSTON CENTRAL FREIGHT RAILROAD, INC.
                                  CASCADE AND COLUMBIA RIVER RAILROAD COMPANY,
                                    INC.
                                  CENTRAL OREGON & PACIFIC RAILROAD, INC.
                                  CENTRAL RAILROAD COMPANY OF INDIANA
                                  CENTRAL RAILROAD COMPANY OF INDIANAPOLIS
                                  CONNECTICUT SOUTHERN RAILROAD, INC.
                                  DAKOTA RAIL, INC.
                                  DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC. DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC. DELAWARE VALLEY RAILWAY COMPANY, INC.
                                  FLORIDA RAIL LINES, INC.
                                  GEORGIA SOUTHWESTERN RAILROAD, INC.
                                  HURON AND EASTERN RAILWAY COMPANY, INC.
                                  INDIANA & OHIO CENTRAL RAILROAD, INC.
                                  INDIANA & OHIO RAIL CORP.
                                  INDIANA & OHIO RAILWAY COMPANY
                                  INDIANA SOUTHERN RAILROAD, INC.
                                  MARKSMAN CORP.
                                  MID-MICHIGAN RAILROAD, INC.
                                  MINNESOTA NORTHERN RAILROAD, INC.
                                  MISSOURI & NORTHERN ARKANSAS RAILROAD COMPANY,
                                    INC.
                                  NEW ENGLAND CENTRAL RAILROAD, INC.
                                  NEW ORLEANS LOWER COAST RAILROAD COMPANY, INC. NORTH CAROLINA AND VIRGINIA RAILROAD COMPANY,
                                    INC.
                                  OTTER TAIL VALLEY RAILROAD COMPANY, INC.
                                  PALM BEACH RAIL HOLDING, INC.
                                  PITTSBURG INDUSTRIAL RAILROAD, INC.
                                  PLAINVIEW TERMINAL COMPANY
                                  PRAIRIE HOLDINGS CORPORATION
                                  RAIL OPERATING SUPPORT GROUP, INC.
                                  RAILAMERICA AUSTRALIA, INC.
                                  RAILAMERICA EQUIPMENT CORPORATION
                                  RAILAMERICA INTERMODAL SERVICES, INC.
                                  RAILINK ACQUISITION, INC.
                                  RAILTEX ACQUISITION CORP.
                                  RAILTEX DISTRIBUTION SERVICES, INC.
                                  RAILTEX, INC.
                                  RAILTEX INTERNATIONAL HOLDINGS, INC.
                                  RAILTEX LOGISITICS, INC.

                                  RAILTEX SERVICES CO., INC.
                                  SAGINAW VALLEY RAILWAY COMPANY, INC.
                                  SAN DIEGO & IMPERIAL VALLEY RAILROAD COMPANY,
                                    INC.
                                  SOUTH CAROLINA CENTRAL RAILROAD COMPANY, INC. SOUTH CENTRAL TENNESSEE RAILROAD CORP., INC. ST. CROIX VALLEY RAILROAD COMPANY
                                  THE TOLEDO, PEORIA & WESTERN RAILROAD
                                    CORPORATION
                                  TOLEDO, PEORIA & WESTERN RAILWAY CORPORATION
                                  VENTURA COUNTY RAILROAD CO., INC.
                                  WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC., as Guarantors

                                  By: /s/ Mark Phariss
                                      ------------------------------------------
                                      Name: Mark Phariss
                                      Title: Vice President, General Counsel and
                                             Assistant Secretary

                                             On behalf of each of the
                                             above-named entities

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                    as Trustee

                                  By: /s/ Timothy P. Mowdy
                                      ------------------------------------------
                                      Name:  Timothy P. Mowdy
                                      Title: Corporate Trust Officer

                                                                     EXHIBIT A

                           [FORM OF SERIES A SECURITY]

[LEGEND FOR RESTRICTED SECURITY]

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATION AND AGREEMENTS RELATING TO THE TRANSFER OF THE SECURITIES (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

[LEGEND FOR TEMPORARY REGULATION S GLOBAL SECURITY]

THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 2.06 OF THE INDENTURE, INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO

A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN A RESTRICTED GLOBAL SECURITY OR IN A PERMANENT REGULATION S GLOBAL SECURITY UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.

[LEGEND RELATING TO ORIGINAL ISSUE DISCOUNT]

                  FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, (1) THE ISSUE PRICE IS $901.38; (2) THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT IS $98.62; (3) THE ISSUE DATE IS AUGUST 14, 2000; AND
(4) THE YIELD TO MATURITY IS 14.795% (COMPOUNDED SEMI-ANNUALLY).

                        RAILAMERICA TRANSPORTATION CORP.
                        12 7/8% Senior Subordinated Note
                          due August 15, 2010, Series A

                                                                CUSIP No.:

No. [         ]         $[            ]

                  RAILAMERICA TRANSPORTATION CORP., a Delaware corporation (the "COMPANY", which term includes any successor corporation), for value received promises to pay to [ ] or registered assigns, the principal sum of [ ] Dollars, on August 15, 2010.

                  Interest Payment Dates: August 15 and February 15, commencing on February 15, 2001.

                  Interest Record Dates: August 1 and February 1.

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.


                                   RAILAMERICA TRANSPORTATION CORP.



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

Attest:
       ------------------------
       Name:
       Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the 12 7/8% Senior Subordinated Notes due 2010, Series A, described in the within-mentioned Indenture.


Dated:



                                    WELLS FARGO BANK MINNESOTA, N.A.,
                                        as Trustee



                                    By:
                                       -----------------------------------------
                                       Authorized Signatory

                              (REVERSE OF SECURITY)

                        RAILAMERICA TRANSPORTATION CORP.

                        12 7/8% Senior Subordinated Note
                          due August 15, 2010, Series A

1. INTEREST.

                  RAILAMERICA TRANSPORTATION CORP., a Delaware corporation (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 14, 2000. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing February 15, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. METHOD OF PAYMENT.

                  The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and premium, if any, and interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, the Company may pay principal and premium, if any, and interest and Liquidated Damages, if any, by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record
Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. PAYING AGENT AND REGISTRAR.

                  Initially, Wells Fargo Bank Minnesota, N.A. (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar.

4. INDENTURE AND GUARANTEES.

                  The Company issued the Securities under an Indenture, dated as of August 14, 2000 (the "INDENTURE"), among the Company, each of the Guarantors named in the Indenture (the "GUARANTORS"), and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (tHE "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Company limited in aggregate principal amount to $130,000,000.

5. REGISTRATION RIGHTS.

                  Pursuant to the Notes Registration Rights Agreement, dated as of August 14, 2000 (the "REGISTRATION RIGHTS AGREEMENT"), among the Company, the Guarantors and the Initial Purchasers of the Series A Securities, the Company and the Guarantors will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 12 7/8% Senior Subordinated Notes due 2010, Series B, of the Company (the "SERIES B SECURITIES"), which have been registered under the Securities Act, in like principal amount and having identical terms as the Series A Securities. The Holders of Series A Securities shall be entitled to receive certain additional payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. The Series A Securities and the Series B Securities are together referred to herein as the "SECURITIES."

6. OPTIONAL REDEMPTION.

                  The Securities will be redeemable at the option of the Company, in whole or in part, at any time or from time to time, on or after August 15, 2005 at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Redemption Date if redeemed during the twelve-month period commencing on August 15 of the years set forth below:

Year                                                       Percentage
----                                                       ----------

2005                                                        106.438%
2006                                                        104.292%
2007                                                        102.146%
2008 and thereafter                                         100.000%

7. OPTIONAL REDEMPTION UPON CERTAIN EQUITY ISSUANCES.

                  At any time, or from time to time, prior to August 15, 2003, the Company may redeem up to 35% of the originally issued principal amount of Securities at a redemption price equal to 112.875% of the principal amount of the Securities so redeemed, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Redemption Date, with the net proceeds of one or more Equity Offerings; PROVIDED, HOWEVER, that at least 65% of the originally issued principal amount of Securities remains outstanding immediately after giving effect to any such redemption and PROVIDED, FURTHER, that such redemption will occur within 60 days of the date of the Closing of such Equity Offering.

8. NOTICE OF REDEMPTION.

                  Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture.

9. CHANGE OF CONTROL OFFER.

                  Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all outstanding Securities at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Change of Control Purchase Date.

10. LIMITATION ON DISPOSITION OF ASSETS.

                  The Company is, subject to certain conditions, obligated to make an offer to purchase Securities at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Asset Sale Purchase Date.

11. SUBORDINATION.

                  The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinated and subject in right payment to the prior payment in full in cash of all Senior Indebtedness as defined in the Indenture, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

12. DENOMINATIONS; TRANSFER; EXCHANGE.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

13. PERSONS DEEMED OWNERS.

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.

14. UNCLAIMED FUNDS.

                  If funds for the payment of principal or premium, if any, or interest or Liquidated Damages, if any, remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

15. LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

                  The Company and the Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guarantee except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantee, in each case upon satisfaction of certain conditions specified in the Indenture.

16. AMENDMENT; SUPPLEMENT; WAIVER.

                  Subject to certain exceptions, the Indenture, the Securities and the Guarantee may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantee to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of Certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

17. RESTRICTIVE COVENANTS.

                  The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make Restricted Payments, to incur Indebtedness, to create Liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with Affiliates. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

18. DEFAULTS AND REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantee except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantee unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

19. TRUSTEE DEALINGS WITH COMPANY.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

20. NO RECOURSE AGAINST OTHERS.

                  No stockholder, director, officer or employee of the Company shall have any liability for any Obligation of the Company under the Securities or the Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21. AUTHENTICATION.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

22. ABBREVIATIONS AND DEFINED TERMS.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

23. CUSIP NUMBERS.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

24. GOVERNING LAW.

                  The laws of the State of New York shall govern the Indenture, this Security and the Guarantee without regard to principles of conflicts of laws.

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

                  Each of the Guarantors named below (the "GUARANTORS") has unconditionally and irrevocably guaranteed on a senior subordinated basis (such guarantee being referred to herein as the "GUARANTEE") (i) the due and punctual payment of the principal of and interest or premium or Liquidated Damages, if any, on the Securities, whether on the Final Maturity Date, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities and expenses, indemnification or otherwise, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Eleven and Article Twelve of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  The obligations of the Guarantors to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of the Guarantors, to the extent and in the manner provided, in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

                  No director, officer, employee or stockholder, as such, of any Guarantor shall have any liability under the Guarantee by reason of such person's status as director, officer, employee or stockholder. Each holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Guarantee Indebtedness.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                          RAILAMERICA, INC.
                          AUSTIN & NORTHWESTERN RAILROAD COMPANY, INC.
                          BOSTON CENTRAL FREIGHT RAILROAD, INC.
                          CASCADE AND COLUMBIA RIVER RAILROAD COMPANY, INC. CENTRAL OREGON & PACIFIC RAILROAD, INC.
                          CENTRAL RAILROAD COMPANY OF INDIANA
                          CENTRAL RAILROAD COMPANY OF INDIANAPOLIS
                          CONNECTICUT SOUTHERN RAILROAD, INC.
                          DAKOTA RAIL, INC.
                          DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC. DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC. DELAWARE VALLEY RAILWAY COMPANY, INC.
                          FLORIDA RAIL LINES, INC.
                          GEORGIA SOUTHWESTERN RAILROAD, INC.
                          HURON AND EASTERN RAILWAY COMPANY, INC.
                          INDIANA & OHIO CENTRAL RAILROAD, INC.
                          INDIANA & OHIO RAIL CORP.

                          INDIANA & OHIO RAILWAY COMPANY
                          INDIANA SOUTHERN RAILROAD, INC.
                          MARKSMAN CORP.
                          MID-MICHIGAN RAILROAD, INC.
                          MINNESOTA NORTHERN RAILROAD, INC.
                          MISSOURI & NORTHERN ARKANSAS RAILROAD COMPANY, INC. NEW ENGLAND CENTRAL RAILROAD, INC.
                          NEW ORLEANS LOWER COAST RAILROAD COMPANY, INC. NORTH CAROLINA AND VIRGINIA RAILROAD COMPANY, INC. OTTER TAIL VALLEY RAILROAD COMPANY, INC.
                          PALM BEACH RAIL HOLDING, INC.
                          PITTSBURG INDUSTRIAL RAILROAD, INC.
                          PLAINVIEW TERMINAL COMPANY
                          PRAIRIE HOLDINGS CORPORATION
                          RAIL OPERATING SUPPORT GROUP, INC.
                          RAILAMERICA AUSTRALIA, INC.
                          RAILAMERICA EQUIPMENT CORPORATION
                          RAILAMERICA INTERMODAL SERVICES, INC.
                          RAILINK ACQUISITION, INC.
                          RAILTEX ACQUISITION CORP.
                          RAILTEX DISTRIBUTION SERVICES, INC.
                          RAILTEX, INC.
                          RAILTEX INTERNATIONAL HOLDINGS, INC.
                          RAILTEX LOGISITICS, INC.
                          RAILTEX SERVICES CO., INC.
                          SAGINAW VALLEY RAILWAY COMPANY, INC.
                          SAN DIEGO & IMPERIAL VALLEY RAILROAD COMPANY, INC. SOUTH CAROLINA CENTRAL RAILROAD COMPANY, INC.
                          SOUTH CENTRAL TENNESSEE RAILROAD CORP., INC.
                          ST. CROIX VALLEY RAILROAD COMPANY
                          THE TOLEDO, PEORIA & WESTERN RAILROAD CORPORATION TOLEDO, PEORIA & WESTERN RAILWAY CORPORATION VENTURA COUNTY RAILROAD CO., INC.
                          WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC.,
                            as Guarantors

                          By:
                              --------------------------------------------------
                              Name:
                              Title:

                                 ASSIGNMENT FORM

I or we assign and transfer this Security to

_______________________________________________________________________________


_______________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)


_______________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________            Signed:___________________________________
                                            (Signed exactly as name appears
                                            on the other side of this Security)

Signature Guarantee: __________________________________________________________
                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [   ]
Section 4.14 [   ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________

Dated:___________________    Your Signature:____________________________________
                                            (Signed exactly as name appears
                                            on the other side of this Security)

Signature Guarantee: ___________________________________________________________
                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                                                                       EXHIBIT B


                           (FORM OF SERIES B SECURITY)

                        RAILAMERICA TRANSPORTATION CORP.

                        12 7/8% Senior Subordinated Note

                          due August 15, 2010, Series B

                                                              CUSIP No.:
No. [   ]                                                              $[     ]

                  RAILAMERICA TRANSPORTATION CORP., a Delaware corporation (the "COMPANY", which term includes any successor corporation), for value received promises to pay to [ ] or registered assigns, the principal sum of [ ] Dollars, on August 15, 2010.

                  Interest Payment Dates: August 15 and February 15, commencing on February 15, 2001.

                  Interest Record Dates: August 1 and February 1.

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.


                                   RAILAMERICA TRANSPORTATION CORP.




                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

Attest:
        --------------------------
        Name:
        Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the 12 7/8% Senior Subordinated Notes due 2010, Series B, described in the within-mentioned Indenture.

Dated:

                                        WELLS FARGO BANK MINNESOTA, N.A.,
                                           as Trustee



                                        By:
                                           ------------------------------------
                                           Authorized Signatory

                              (REVERSE OF SECURITY)

                        RAILAMERICA TRANSPORTATION CORP.

                        12 7/8% Senior Subordinated Note

                          due August 15, 2010, Series B

1. INTEREST.

                  RAILAMERICA TRANSPORTATION CORP., a Delaware corporation (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 14, 2000. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing February 15, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. METHOD OF PAYMENT.

                  The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and premium, if any, and interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, the Company may pay principal and premium, if any, and interest and Liquidated Damages, if any, by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record
Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. PAYING AGENT AND REGISTRAR.

                  Initially, Wells Fargo Bank Minnesota, N.A. (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar.

4. INDENTURE AND GUARANTEES.

                  The Company issued the Securities under an Indenture, dated as of August 14, 2000 (the "INDENTURE"), among the Company, each of the Guarantors named in the Indenture (the "GUARANTORS"), and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (tHE "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Company limited in aggregate principal amount to $130,000,000.

5. EXCHANGE OFFER.

                  The Series B Securities were issued pursuant to an exchange offer pursuant to which 12 7/8% Senior Subordinated Notes due 2010, Series A, of the Company (the "SERIES A SECURITIES"), in like principal amount and having substantially identical terms as the Series B Securities, were exchanged for the Series B Securities. The Series A Securities and the Series B Securities are together referred to herein as the "SECURITIES."

6. OPTIONAL REDEMPTION.

                  The Securities will be redeemable at the option of the Company, in whole or in part, at any time or from time to time, on or after August 15, 2005 at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Redemption Date if redeemed during the twelve-month period commencing on August 15 of the years set forth below:

Year                                                      Percentage
----                                                      ----------

2005                                                        106.438%
2006                                                        104.292%
2007                                                        102.146%
2008 and thereafter                                         100.000%

7. OPTIONAL REDEMPTION UPON CERTAIN EQUITY ISSUANCES.

                  At any time, or from time to time, prior to August 15, 2003, the Company may redeem up to 35% of the originally issued principal amount of Securities at a redemption price equal to 112.875% of the principal amount of the Securities so redeemed, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date, with the net proceeds of one or more Equity Offerings; PROVIDED, HOWEVER, that at least 65% of the originally issued principal amount of Securities remains outstanding immediately after giving effect to any such redemption and PROVIDED, FURTHER, that such redemption will occur within 60 days of the date of the Closing of such Equity Offering.

8. NOTICE OF REDEMPTION.

                  Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture.

9. CHANGE OF CONTROL OFFER.

                  Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all outstanding Securities at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Change of Control Purchase Date.

10. LIMITATION ON DISPOSITION OF ASSETS.

                  The Company is, subject to certain conditions, obligated to make an offer to purchase Securities at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Asset Sale Purchase Date.

11. SUBORDINATION.

                  The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness as defined in the Indenture, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

12. DENOMINATIONS; TRANSFER; EXCHANGE.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

13. PERSONS DEEMED OWNERS.

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.

14. UNCLAIMED FUNDS.

                  If funds for the payment of principal or premium, if any, or interest or Liquidated Damages, if any, remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

15. LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

                  The Company and the Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guarantee except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantee, in each case upon satisfaction of certain conditions specified in the Indenture.

16. AMENDMENT; SUPPLEMENT; WAIVER.

                  Subject to certain exceptions, the Indenture, the Securities and the Guarantee may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantee to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of Certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

17. RESTRICTIVE COVENANTS.

                  The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make Restricted Payments, to incur Indebtedness, to create Liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with Affiliates. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

18. DEFAULTS AND REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantee except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantee unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

19. TRUSTEE DEALINGS WITH COMPANY.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

20. NO RECOURSE AGAINST OTHERS.

                  No stockholder, director, officer or employee of the Company shall have any liability for any Obligation of the Company under the Securities or the Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21. AUTHENTICATION.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

22. ABBREVIATIONS AND DEFINED TERMS.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

23. CUSIP NUMBERS.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

24. GOVERNING LAW.

                  The laws of the State of New York shall govern the Indenture, this Security and the Guarantee without regard to principles of conflicts of laws.

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

                  Each of the Guarantors named below (the "GUARANTORS") has unconditionally and irrevocably guaranteed on a senior subordinated basis (such guarantee being referred to herein as the "GUARANTEE") (i) the due and punctual payment of the principal of and interest or premium or Liquidated Damages, if any, on the Securities, whether on the Final Maturity Date, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities and expenses, indemnification or otherwise, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Eleven and Article Twelve of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  The obligations of the Guarantors to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of the Guarantor, to the extent and in the manner provided, in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

                  No director, officer, employee or stockholder, as such, of any Guarantor shall have any liability under the Guarantee by reason of such person's status as director, officer, employee or stockholder. Each holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Guarantee Indebtedness.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                           RAILAMERICA, INC.
                           AUSTIN & NORTHWESTERN RAILROAD COMPANY, INC.
                           BOSTON CENTRAL FREIGHT RAILROAD, INC.
                           CASCADE AND COLUMBIA RIVER RAILROAD COMPANY, INC. CENTRAL OREGON & PACIFIC RAILROAD, INC.
                           CENTRAL RAILROAD COMPANY OF INDIANA
                           CENTRAL RAILROAD COMPANY OF INDIANAPOLIS
                           CONNECTICUT SOUTHERN RAILROAD, INC.
                           DAKOTA RAIL, INC.
                           DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC. DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC. DELAWARE VALLEY RAILWAY COMPANY, INC.
                           FLORIDA RAIL LINES, INC.
                           GEORGIA SOUTHWESTERN RAILROAD, INC.
                           HURON AND EASTERN RAILWAY COMPANY, INC.
                           INDIANA & OHIO CENTRAL RAILROAD, INC.
                           INDIANA & OHIO RAIL CORP.

                           INDIANA & OHIO RAILWAY COMPANY
                           INDIANA SOUTHERN RAILROAD, INC.
                           MARKSMAN CORP.
                           MID-MICHIGAN RAILROAD, INC.
                           MINNESOTA NORTHERN RAILROAD, INC.
                           MISSOURI & NORTHERN ARKANSAS RAILROAD COMPANY, INC. NEW ENGLAND CENTRAL RAILROAD, INC.
                           NEW ORLEANS LOWER COAST RAILROAD COMPANY, INC. NORTH CAROLINA AND VIRGINIA RAILROAD COMPANY, INC. OTTER TAIL VALLEY RAILROAD COMPANY, INC.
                           PALM BEACH RAIL HOLDING, INC.
                           PITTSBURG INDUSTRIAL RAILROAD, INC.
                           PLAINVIEW TERMINAL COMPANY
                           PRAIRIE HOLDINGS CORPORATION
                           RAIL OPERATING SUPPORT GROUP, INC.
                           RAILAMERICA AUSTRALIA, INC.
                           RAILAMERICA EQUIPMENT CORPORATION
                           RAILAMERICA INTERMODAL SERVICES, INC.
                           RAILINK ACQUISITION, INC.
                           RAILTEX ACQUISITION CORP.
                           RAILTEX DISTRIBUTION SERVICES, INC.
                           RAILTEX, INC.
                           RAILTEX INTERNATIONAL HOLDINGS, INC.
                           RAILTEX LOGISITICS, INC.
                           RAILTEX SERVICES CO., INC.
                           SAGINAW VALLEY RAILWAY COMPANY, INC.
                           SAN DIEGO & IMPERIAL VALLEY RAILROAD COMPANY, INC. SOUTH CAROLINA CENTRAL RAILROAD COMPANY, INC.
                           SOUTH CENTRAL TENNESSEE RAILROAD CORP., INC.
                           ST. CROIX VALLEY RAILROAD COMPANY
                           THE TOLEDO, PEORIA & WESTERN RAILROAD CORPORATION TOLEDO, PEORIA & WESTERN RAILWAY CORPORATION VENTURA COUNTY RAILROAD CO., INC.
                           WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC.,
                               as Guarantors

                           By:
                               ------------------------------------------------
                               Name:
                               Title:

                                 ASSIGNMENT FORM

I or we assign and transfer this Security to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________           Signed: ___________________________________
                                            (Signed exactly as name appears
                                            on the other side of this Security)

Signature Guarantee: __________________________________________________________
                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [      ]
Section 4.14 [      ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________

Dated:___________________    Your Signature:___________________________________
                                            (Signed exactly as name appears
                                            on the other side of this Security)

Signature Guarantee: __________________________________________________________
                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                                                                      EXHIBIT C


                      FORM OF LEGEND FOR GLOBAL SECURITIES

                  Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT D



                            Form of Certificate To Be

                          Delivered in Connection with

                 Transfers to Institutional Accredited Investors

                                                         ---------------, ----
RailAmerica Transportation Corp.
Wells Fargo Bank Minnesota, N.A.
Sixth & Marquette
MAC N9303-120
Minneapolis, Minnesota 55479

Attention: Corporate Trust Services

         Re: RailAmerica Transportation Corp. (the "COMPANY") Indenture (the "INDENTURE") relating to 12 7/8% Senior Subordinated Notes due 2010, Series A, OR 12 7/8% Senior Subordinated Notes Due 2010, Series B

Ladies and Gentlemen:

                  In connection with our proposed purchase of 12 7/8% Senior Subordinated Notes due 2010, Series A, or 12 7/8% Senior Subordinated Notes due 2010, Series B (the "SECURITIES"), of the Company, we confirm that:

                  1. We have received such information as we deem necessary in order to make our investment decision.

                  2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and, unless so registered, may not be offered, sold orotherwise transferred within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any investor account for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Company or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" within the meaning of subparagraph
         (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account or for the account of such an institutional "accredited investor", for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, (D) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (E) in accordance with another exemption from the registration requirements of the Securities Act, or
         (F) pursuant to an effective registration statement under the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date.

         If any resale or other transfer of the Securities is proposed to be made pursuant to clause (f) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee under the Indenture pursuant to which the Securities were issued (the "Trustee") which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. The Trustee and the Company reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (b), (c), (d), or (e) above to require the delivery of a written opinion of counsel, certifications, and or other information satisfactory to the Company and the Trustee.

                  4. We understand that, on any proposed resale of Securities, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor", and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

                  6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                          Very truly yours,

                                           [Name of Transferee]




                                            By:
                                               ---------------------------------
                                                [Authorized Signatory]

                                                                      EXHIBIT E


                [FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                       BENEFICIAL INTEREST IN A TEMPORARY
                          REGULATION S GLOBAL SECURITY
                          TO EUROCLEAR OR CLEARSTREAM]

                         OWNER SECURITIES CERTIFICATION
                        RAILAMERICA TRANSPORTATION CORP.

                   12 7/8% SENIOR SUBORDINATED NOTES DUE 2010

                                  CUSIP NO. U

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  This is to certify that, as of the date hereof, $      of the
above-captioned Securities (the "Securities") are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

                  We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantors and the Initial Purchasers.

                                  Dated: __________, ____



                                  By:
                                     -------------------------------------------
                                     As, or as agent for, the beneficial
                                     owner(s) of the Securities to which
                                     this certificate relates.

                                                                      EXHIBIT F


                       [FORM OF CERTIFICATION TO BE GIVEN
                          BY THE EUROCLEAR OPERATOR OR
                CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG]

                       DEPOSITORY SECURITIES CERTIFICATION
                        RAILAMERICA TRANSPORTATION CORP.

                   12 7/8% SENIOR SUBORDINATED NOTES DUE 2010

                                  CUSIP NO. U

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  This is to certify that, with respect to U.S.$      principal
amount of the above-captioned Securities (the "SECURITIES"), except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Securities (our "MEMBER ORGANIZATIONS"), certifications with respect to such portion, substantially to the effect set forth in this Indenture.(1)

                  We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

---------------------------

(1) Unless Mortan Guaranty Trust Company of New York, London Branch is otherwise informed by the Agent, the long form certificate set out in the Operating Procedures will be deemed to meet the requirements of this sentence.

                  We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantor and the Initial Purchaser.

                                Dated: ___________, ____

                                Yours faithfully,


                                [MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK, as operator of the Euroclear System]

                                or

                                CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG




                                By:
                                   --------------------------------------------

                                                                      EXHIBIT G

                      [FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                     TEMPORARY REGULATION S GLOBAL SECURITY]

                       TRANSFEREE SECURITIES CERTIFICATION
                        RAILAMERICA TRANSPORTATION CORP.

                   12 7/8% SENIOR SUBORDINATED NOTES DUE 2010

                                  CUSIP NO. U

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

                  We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantors and the Initial Purchasers.


                                Dated: _____________, ____



                                By:
                                    --------------------------------------------
                                    As, or as agent for, the beneficial acquiror
                                    of the Securities to which
                                    this certificate relates.

                                                                      EXHIBIT H

                FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF
                          RESTRICTED GLOBAL SECURITY TO
                     PERMANENT REGULATION S GLOBAL SECURITY

Wells Fargo Bank Minnesota, N.A.
as Trustee
Sixth & Marquette
MAC N9303-120
Minneapolis, Minnesota 55479

Attention:  Corporate Trust Services

                  Re:      RailAmerica Transportation Corp.
                           12 7/8% Senior Subordinated Notes
                           due 2010 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  This letter relates to U.S.$____________ aggregate principal amount of Securities which are held in the form of the Restricted Global Security (CUSIP No. ) with the Depository in the name of [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Permanent Regulation S Global Security (CUSIP No. ).

                  In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and,

                  (1) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Transferor does hereby certify that:

                  (A) the offer of the Securities was not made to a person in the United States;

                  [(B) (at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]

                  [(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;](1)


-------------------------

(1) Insert one of these two provisions, which come from the definition of "offshore trhsnactions" in Regulation S.

                  (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                  (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (2) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantors and the Initial Purchasers.

                                 [Insert Name of Transferor]




                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

Dated:
       -------------------------------------
cc:  RailAmerica Transportation Corp.

                                                                       EXHIBIT I

                FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF
                    PERMANENT REGULATION S GLOBAL SECURITY TO
                           RESTRICTED GLOBAL SECURITY

Wells Fargo Bank Minnesota, N.A.
as Trustee
Sixth & Marquette
MAC N9303-120
Minneapolis, Minnesota 55479

Attention:  Corporate Trust Services

                  Re:      RailAmerica Transportation Corp.
                           12 7/8% Senior Subordinated Notes
                           due 2010 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  This letter relates to U.S.$ principal amount of Securities which are evidenced by an aggregate [Permanent Regulation S Global Security (CUSIP No. )] and held with the Depository through [Euroclear] [Clearstream] (Common Code ) in the name of [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested a transfer of such beneficial interest in Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted Global Security of the same series and of like tenor as the Securities (CUSIP No. ).

                  In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantors and the Initial Purchasers.


                                  [Insert Name of Transferor]

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



Dated:
       -------------------------------------

cc:  RailAmerica Transportation Corp.

                                                                    EXHIBIT J-1


                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY

Wells Fargo Bank Minnesota, N.A.
as Trustee
Sixth & Marquette
MAC N9303-120
Minneapolis, Minnesota 55479

Attention:  Corporate Trust Services

                  Re:      RailAmerica Transportation Corp.
                           12 7/8% Senior Subordinated Notes
                           due 2010 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  This letter relates to $ principal amount of Restricted
Securities held in definitive form (CUSIP No.      ) by [insert name of
transferor] (the "TRANSFEROR"). The Transferor has requested an exchange or transfer of such Securities.

                  In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A or Rule 144 under the United States Securities Act of 1933, as amended (the "SECURITIES ACT") and accordingly the Transferor does hereby further certify that:

                  (1) if the transfer has been effected pursuant to Rule 144A:

                          (A) the Securities are being transferred to a person
                 that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion;

                          (B) such Person and each such account is a "qualified
                 institutional buyer" within the meaning of Rule 144A; and

                          (C) the Securities have been transferred in a
                 transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States; or

                  (2) if the transfer has been effected pursuant to Rule 144:






                                     J-1-1

                           (A) more than two years has elapsed since the date of
                  the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

                           (B) the Securities have been transferred in a
                  transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantor and the Initial Purchaser.

                                Dated: _____________, ____


                                [Insert Name of Transferor]




                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:

cc:  RailAmerica Transportation Corp.





                                     J-1-2

                                                                   EXHIBIT J-2

                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                     PERMANENT REGULATION S GLOBAL SECURITY
                    OR TEMPORARY REGULATION S GLOBAL SECURITY

Wells Fargo Bank Minnesota, N.A.
as Trustee
Sixth & Marquette
MAC N9303-120
Minneapolis, Minnesota 55479

Attention:  Corporate Trust Services

                  Re:      RailAmerica Transportation Corp.
                           12 7/8% Senior Subordinated Notes
                           due 2010 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  This letter relates to $        principal amount of Restricted
Securities held in definitive form (CUSIP No. ) by [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested an exchange or transfer of such Securities.

                  In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or
(b) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

                  (1) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                           (A) the offer of the Securities was not made to a
                  person in the United States;

                           (B) either;

                  (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                  (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;





                                     J-2-1

                           (C) no directed selling efforts have been made in
                  contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                           (D) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Act; and

                           (E) if such transfer is to occur during the
                  Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through [Euroclear] [Clearstream]; or

                  (2) if the transfer has been effected pursuant to Rule 144:

                           (A) more than two years has elapsed since the date of
                  the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

                           (B) the Securities have been transferred in a
                  transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantors and the Initial Purchasers.

                                  Dated: ____________, ____


                                  [Insert Name of Transferor]



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



cc:  RailAmerica Transportation Corp.




                                     J-2-2

                                                                    EXHIBIT K-1

                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL PERMANENT REGULATION S
                     SECURITY TO RESTRICTED GLOBAL SECURITY

Wells Fargo Bank Minnesota, N.A.
as Trustee
Sixth & Marquette
MAC N9303-120
Minneapolis, Minnesota 55479

Attention:  Corporate Trust Services

                  Re:      RailAmerica Transportation Corp.
                           12 7/8% Senior Subordinated Notes
                           due 2010 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  This letter relates to $        principal amount of Restricted
Securities held in definitive form (CUSIP No. ) by [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested an exchange or transfer of such Securities.

                  In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A under the Securities Act, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.



                                     K-1-1

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantors and the Initial Purchasers.



                               Dated: _______________, ____


                               [Insert Name of Transferor]




                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:



cc:  RailAmerica Transportation Corp.




                                     K-1-2

                                                                    EXHIBIT K-2

                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL PERMANENT REGULATION S
               SECURITY TO PERMANENT REGULATION S GLOBAL SECURITY

Wells Fargo Bank Minnesota, N.A.
as Trustee
Sixth & Marquette
MAC N9303-120
Minneapolis, Minnesota 55479

Attention:  Corporate Trust Services

                  Re:      RailAmerica Transportation Corp.
                           12 7/8% Senior Subordinated Notes
                           due 2010 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of August 14, 2000 (the "INDENTURE"), by and among RailAmerica Transportation Corp., as Issuer, each of the Guarantors named in the Indenture, as Guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in this Indenture.

                  This letter relates to $______________ principal amount of Restricted Securities held in definitive form (CUSIP No. ) by [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested an exchange or transfer of such Securities.

                  In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or
(b) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

                  (1) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                  (A) the offer of the Securities was not made to a person in the United States;

                  (B) either;

                           (i) at the time the buy order was originated, the
                  transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                           (ii) the transaction was executed in, on or through
                  the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;






                                     K-2-1

                  (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904 (b) of Regulation S, as applicable;

                  (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

                  (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through [Euroclear] [Clearstream]; or

                  (2) if the transfer has been effected pursuant to Rule 144:

                  (A) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

                  (B) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, Guarantors and the Initial Purchasers.


                              Dated: ______________, ____

                              [Insert Name of Transferor]



                              By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



cc:  RailAmerica Transportation Corp.




                                     K-2-2